NEUBERGER BERMAN



Neuberger Berman
Equity Funds

SEMI-ANNUAL REPORT
FEBRUARY 28, 1999

Focus Fund
Genesis Fund
Guardian Fund
International Fund
Manhattan Fund
Millennium Fund
Partners Fund
Socially Responsive Fund

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TABLE OF CONTENTS

    THE FUNDS

    CHAIRMAN'S LETTER                              A-4

    PORTFOLIO COMMENTARY
Focus Fund                                         A-5
Genesis Fund                                       A-8
Guardian Fund                                     A-11
International Fund                                A-14
Manhattan Fund                                    A-17
Millennium Fund                                   A-20
Partners Fund                                     A-23
Socially Responsive Fund                          A-26

    PERFORMANCE HIGHLIGHTS                         B-1

    FINANCIAL STATEMENTS                           B-4

    FINANCIAL HIGHLIGHTS
      PER SHARE DATA
Focus Fund                                        B-16
Genesis Fund                                      B-17
Guardian Fund                                     B-18
International Fund                                B-19
Manhattan Fund                                    B-20
Millennium Fund                                   B-21
Partners Fund                                     B-22
Socially Responsive Fund                          B-23

    THE PORTFOLIOS

    SCHEDULE OF INVESTMENTS
      TOP TEN EQUITY HOLDINGS
Focus Portfolio                                    C-1
Genesis Portfolio                                  C-3
Guardian Portfolio                                 C-7
International Portfolio                           C-10
Manhattan Portfolio                               C-15
Millennium Portfolio                              C-18
Partners Portfolio                                C-20
Socially Responsive Portfolio                     C-23

    FINANCIAL STATEMENTS                          C-28

    FINANCIAL HIGHLIGHTS
Focus Portfolio                                   C-46
Genesis Portfolio                                 C-47
Guardian Portfolio                                C-48
International Portfolio                           C-49
Manhattan Portfolio                               C-50
Millennium Portfolio                              C-51
Partners Portfolio                                C-52
Socially Responsive Portfolio                     C-53

    DIRECTORY                                      D-1

    OFFICERS AND TRUSTEES                          D-2

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CHAIRMAN'S LETTER                                                 April 16, 1999

Dear Fellow Shareholder,
  The first half of fiscal 1999 was the best of times and worst of times for equities investors. In September 1998, the first month of this reporting period, global economic and financial market turmoil sent stocks plummeting. Then, with three waves of interest rate cuts, Federal Reserve Chairman Alan Greenspan seemed to make the market's problems disappear and stocks surged back to record highs. However, not all stocks participated equally in the market recovery. Growth stocks performed significantly better than value stocks across the market capitalization spectrum, and large-cap stocks, in general, outperformed mid- and small-cap stocks. These short-term performance trends are reflected in the varying returns achieved by our different funds this time period.
  No one knows what the market has in store for us in the future or which investment style or capitalization sector will be most productive. That's why we've introduced our new small-cap growth fund, Neuberger Berman Millennium Fund, a move that will help round out Neuberger Berman's product line to offer a complete menu of quality products in virtually all equity style and capitalization categories. We believe prudent investors should diversify, rather than put all or most of their eggs in whatever style/capitalization portfolio has produced the most generous recent returns. That means making and maintaining positions in current laggards as well as current leaders.
  In closing, I urge shareholders to consider an investment in Neuberger Berman's new Millennium Fund. Many industry professionals were surprised we chose to introduce a small-cap growth fund after years of lagging performance in this sector. However, at Neuberger Berman, we are dedicated to offering quality funds managed by talented and experienced investors, not rushing to market with the latest "hot" product. To that end, we are very excited about Millennium and are pleased to welcome the fund into our family of investment products.

Sincerely,

/s/ STANLEY EGENER

Stanley Egener
Chairman of the Board
Neuberger Berman Equity Funds

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Focus Fund

   PORTFOLIO MANAGER KENT SIMONS EMPLOYS A BOTTOM-UP STOCK SELECTION PROCESS SEEKING HIGH-QUALITY COMPANIES TRADING AT DISCOUNTED VALUATIONS. IDEALLY, PORTFOLIO HOLDINGS HAVE ABOVE MARKET AVERAGE EARNINGS GROWTH AND TRADE AT BELOW MARKET AVERAGE PRICE/EARNINGS MULTIPLES. AS THE NAME IMPLIES, THE FOCUS PORTFOLIO IS MORE CONCENTRATED THAN OUR OTHER EQUITY FUNDS, GENERALLY HOLDING 60 STOCKS OR LESS, WITH THE TEN LARGEST POSITIONS REPRESENTING A SIGNIFICANT PORTION OF PORTFOLIO ASSETS.

  For the six-month period ended February 28, 1999, Focus Fund-Registered Trademark- gained 36.30% versus the Standard & Poor's 500 Index's 30.32% return (see page B-1 for average annual total returns through March 31, 1999).*
  The same industry groups and many of the same stocks that restrained performance in the early part of last year rebounded during the six-month reporting period and posted strong gains -- rewarding our patience and, once again, validating our thesis that owning high-quality companies at discounted valuations is a productive long-term investment strategy. Our two largest industry group commitments, financial services and technology, which represent a total of approximately 36% of the portfolio assets, performed well during the past six months. In fact, all five of the portfolio's largest holdings are within these two groups, and, on average, they appreciated more than 40%.
  Within financial services, the portfolio's holdings rebounded after experiencing severe pressure following the Russian default in August, an event that Wall Street quickly characterized as a crisis. Aided considerably by three interest rate cuts by the Federal Reserve last fall, this "crisis" did not, in fact, materialize, and the stocks returned to their prior, and in our opinion, more normal valuations. It is worth noting that during the turmoil in the financial markets last summer, the actual businesses of our financial holdings held up quite well. One of our basic assumptions when we established our core positions in Citigroup, Chase Manhattan and Morgan Stanley Dean Witter was that over time, we believed these firms would increase their market share because of their product breadth, financial strength and superior management. This, in fact, proved to be the case during last summer's turmoil.

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          Focus Fund (Cont'd)

  Moreover, the long-term case for our positions in financial services remains very much intact. Demographics in the United States point to increased savings and investment as baby boomers prepare for retirement. In addition, we expect to see accelerated investment banking activity overseas as the rest of the world follows the U.S. model and more corporate assets come under public ownership. To make the most of an opportunity, we believe a firm needs to have an institutional and retail presence, a global reach, and a strong balance sheet. Our core holdings -- Citigroup, Chase and Morgan Stanley -- meet these criteria.
  Our technology holdings posted good gains during this reporting period -- in aggregate, up more than 70%. These attractive returns did not come from high multiple market favorites like Intel, Microsoft, Dell Computer or Lucent Technologies -- all great companies, but well out of the value range. Our gains came from high-quality, but previously out-of-favor companies like Applied Materials and KLA-Tencor, both of which are semi-conductor equipment manufacturers, as well as Texas Instruments, a leading maker of digital service providers (DSP), and software companies Oracle and Rational Software.
  Of course, we did have some disappointments during this reporting period, both on a negative return and opportunity-lost basis. The stock price of Sierra Health Services, one of our health care positions, declined during this period. In hindsight, it appears our sale of Merrill Lynch during this period was premature. In our opinion, Morgan Stanley Dean Witter emerged from the third quarter 1998 global financial debacle looking healthier than Merrill, which had suffered substantial trading losses. While Merrill was laying off workers, Morgan Stanley Dean Witter was using its excess capital to repurchase shares. Since our earnings projections for both companies were virtually identical and Merrill was trading up to 20% higher than Morgan Stanley Dean Witter, we decided to sell Merrill and add to our Morgan Stanley Dean Witter position.
  In closing, I want to stress a few things about our approach and focused portfolios in general. First, we take substantial positions in

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          Focus Fund (Cont'd)
industry groups, not because we are making top-down macro-economic judgments, but rather because that is where we find the most compelling investment values. Secondly, although over the short term, our more concentrated portfolio will most likely be more volatile than a more widely diversified fund, this does not necessarily reflect volatile operating results for our portfolio companies. In the recently released Morgan Stanley Dean Witter 1998 Annual Report, the Chairman expresses his puzzlement over the wide swings in the company's stock price during a period in which revenues and profits held steady. Unfortunately, short-term stock price volatility is something we may all have to endure. Longer term, we believe quality companies that can consistently grow revenues and earnings will provide good returns. Finally, contrary to today's conventional wisdom, you don't always have to pay up for great companies. The fact that our portfolio has a price/earnings ratio lower than the S&P 500 with above market average projected earnings growth (by Institutional Brokers Estimate System), demonstrates that you can buy some very good companies at reasonable valuations.

Sincerely,

/s/ KENT SIMONS
Kent Simons
PORTFOLIO MANAGER

*The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. No single holding of Focus Portfolio makes up more than a small fraction of the Portfolio's total assets.

 While the value-oriented approach is intended to limit risks, the Portfolio -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.

 Please remember that past performance is not indicative of future results.

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PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Genesis Fund

   PORTFOLIO CO-MANAGERS JUDITH VALE AND ROBERT D'ALELIO FOCUS ON
   "EASY-TO-UNDERSTAND" COMPANIES IN THE LESS GLAMOROUS SECTORS OF THE SMALL-CAPITALIZATION STOCK UNIVERSE. BY AVOIDING THE CUTTING-EDGE TECHNOLOGY COMPANIES THAT ATTRACT SO MUCH SPECULATIVE ATTENTION IN THE SMALL-CAP MARKET, THEY ARE BETTER ABLE TO IDENTIFY FUNDAMENTALLY UNDERVALUED STOCKS WITH EXCEPTIONAL GROWTH POTENTIAL. THIS VALUE-ORIENTED APPROACH TO SMALL-CAP INVESTING TRANSLATES INTO A PORTFOLIO WITH FAVORABLE RISK/REWARD CHARACTERISTICS.

  For the six-month period ended February 28, 1999, Genesis Fund gained 7.35% versus the Russell 2000-Registered Trademark- Index's 16.79% return (see page B-1 for average annual total returns through March 31, 1999).*
  The Genesis portfolio's lagging performance, relative to its benchmark, is largely explained by the small-cap market's strong bias to growth during this reporting period. To further illustrate this point, we'd like to point out that the Russell 2000-Registered Trademark-Growth Index gained 29.28% over the last six months, compared to the Russell 2000-Registered Trademark- Value Index's considerably more modest 4.93% return.*
  Three Federal Reserve interest rate cuts last fall seemed to inspire small-cap investors to throw caution to the wind and bid up the most attractive stocks in the small-cap growth arena, most notably the already richly-valued Internet group. The more mundane, but in our view, much more attractively priced small-cap stocks, languished. In general, our holdings posted relatively good earnings gains -- meeting or exceeding our expectations. However, investors just didn't seem to notice or care. Only time will tell whether paying sky-high multiples to earnings -- in those instances where earnings even exist -- will continue to be productive. Our feeling is that many of the most sensational small-cap performers during this reporting period will have a very hard time meeting investors' increasingly grandiose expectations. If earnings realities fail to live up to current fantasies, small-cap speculators will likely get burned.
  On an absolute and relative basis, our best returns during this reporting period came from the consumer staples sector, highlighted by strong gains for Brinker International, Church & Dwight, and First Brands, which was acquired by Clorox. The First Brands/Clorox deal illustrates a trend in the market that we believe will ultimately breathe more life into undervalued small-cap stocks. These two companies are

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          Genesis Fund (Cont'd)
in similar businesses and have comparable earnings growth rates. Clorox, which at the time of the acquisition was trading at around 33 times earnings, was able to use its richly-valued stock to pay a 100% premium for First Brands, which prior to the announcement of the deal, was trading at just 13 times earnings. If you combine the earnings of both companies, the deal was particularly attractive for Clorox, even before factoring in very large potential cost savings. We've since sold our position in Clorox and taken profits; however, we believe going forward, more and more richly-valued, large-cap companies will use their stock as currency to buy smaller undervalued companies within their own industries. This should eventually lead to increased investor recognition for small-cap stocks.
  As a group, our consumer cyclical investments also performed well, with stocks like 99 Cents Only Stores, Black Box Corp, and St. John Knits all posting strong gains. In addition, our financial holdings, in particular, small regional banks, consumer credit companies, and insurers, contributed positive returns for the portfolio.
  On the negative side, our energy investments continued to disappoint during the six-month period. However, we are still overweighted in energy, primarily in small oil services companies, because we believe we see light at the end of what has been a dark tunnel for these stocks. In our view, oil prices are creeping higher and non-OPEC supply is being depleted. In addition, we believe global demand should pick up as Asian economies recover. When combined, these factors seem to us to point to renewed drilling activity and a potential profit recovery for small oil services companies. As a result, we see a lot of upside potential for these severely depressed stocks.
  While our over-weighting in small utilities companies helped us during the sharp market decline in September, since then, our utilities holdings have been ho-hum performers. That's because small-cap investors have tended to focus on faster-growth industries. We continue to believe the utilities sector presents a great store of value, and are optimistic that the opportunities in this area will surface via accelerating cost driven consolidation in this newly deregulated industry. Our "low voltage" technology investments have also languished. In general, these portfolio companies have legitimate high teens/low twenties earnings

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          Genesis Fund (Cont'd)
growth rates. But, that hasn't been exciting enough for tech investors, who have been willing to pay up for companies with faster earnings growth potential.
  Like most small-cap investors, we are somewhat dismayed that much more richly-valued, large-cap stocks continue to outperform what we view as much better fundamental bargains in the small-cap sector. It is not unusual for small-cap stocks to underperform large-caps for extended periods of time. These periods have been followed by briefer periods in which small caps outperformed -- often by a wide margin. While it is impossible to predict precisely when this performance tide will turn, we believe it tends to happen when everyone least expects it to. Who would have known at the end of 1990 -- a terrible year for small-cap stocks -- that they would come roaring back and outperform large caps by nearly 50% over the next three years? We will remain patient and dedicated to uncovering quality small-cap companies that are trading at reasonable valuations. When small-cap stocks reassert themselves, we believe the Genesis portfolio is well positioned to benefit.

Sincerely,

/s/ JUDITH VALE                   /s/ ROBERT D'ALELIO

Judith Vale and Robert D'Alelio
PORTFOLIO CO-MANAGERS

*The Russell 2000-Registered Trademark- Index is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000-Registered Trademark- Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $222 million. The Russell 2000-Registered Trademark-Growth Index measures the performance of those Russell 2000-Registered Trademark- Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000-Registered Trademark- Value Index measures the performance of those Russell 2000-Registered Trademark- Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. Genesis Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATIONS ARE SET FORTH IN THE PROSPECTUS.

 Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Guardian Fund

   PORTFOLIO CO-MANAGERS KEVIN RISEN AND RICK WHITE FOCUS ON "FIRST-RATE" COMPANIES IN INDUSTRIES THAT ARE CURRENTLY OUT OF FAVOR. RECOGNIZING THAT "CHEAP" STOCKS ARE NOT NECESSARILY UNDERVALUED, THEY SEEK WELL-MANAGED, FINANCIALLY SOUND COMPANIES TRADING AT FUNDAMENTALLY ATTRACTIVE PRICES RELATIVE TO THEIR LONG-TERM EARNINGS GROWTH POTENTIAL. BY CONCENTRATING THE PORTFOLIO IN HIGH-QUALITY WALL STREET "ORPHANS," THE PORTFOLIO MANAGEMENT TEAM ATTEMPTS TO CONSISTENTLY TAKE ADVANTAGE OF OPPORTUNITIES CREATED BY INVESTORS' OVERREACTION TO REAL OR PERCEIVED PROBLEMS.

  For the six-month period ended February 28, 1999, Guardian Fund gained 24.59% versus the Russell 1000-Registered Trademark- Value Index's 22.53% advance and the Standard & Poor's 500 Index's 30.32% return (see page B-1 for average annual total returns through March 31, 1999).*
  We are pleased to report that the Guardian portfolio materially outperformed the Russell 1000 Value Index in first half fiscal 1999. We achieved such competitive results versus the S&P 500 during a period in which growth continued to outperform value. In fact, for the five-month period beginning at the end of September (a particularly difficult month for value stocks and our portfolio), we actually outperformed the S&P 500.
  A lot of the good things, and some of the not so good things, that happened to the portfolio in first half fiscal 1999 can be traced back to the events of late summer/early fall 1998. Ongoing economic turmoil in Southeast Asia, the Russian debt default, and the well-publicized problems of highly leveraged hedge funds culminated in a swift and merciless market decline in September. The basic materials, capital goods, energy, financial services, and technology sectors all fell sharply in response to global economic and financial market turmoil. During this chaos, we were in the process of restructuring the portfolio -- both in terms of choosing the stocks we wanted to keep and those we wanted to discard, as well as taking steps to further diversify the portfolio. We didn't escape the September market massacre unscathed, but, in our opinion, the decisions we made during those trying times have generally worked in our favor.
  In the technology sector, we elected to own shares in out-of-favor semi-conductor equipment manufacturers like Applied Materials,

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          Guardian Fund (Cont'd)
KLA-Tencor, and Teradyne, all of which posted 100% plus gains during this six-month reporting period. We also stayed with Micron Technology, Sun Microsystems and Texas Instruments, companies that rewarded our patience with large gains. In addition, we've gradually reduced positions in some of the big winners in the portfolio and have recently been moving into larger, more diversified technology companies like IBM and Xerox. These companies are less cyclical because they serve many different industries, and in our opinion, they have better valuation support at current prices.

  In the financial services sector, our best returns in this reporting period came from two money center banks, Citigroup and Chase Manhattan, as well as Morgan Stanley Dean Witter, a blue chip broker/ asset manager. While the bulk of Citigroup's positive performance surfaced after the merger with Travelers Group, in our view, all of these companies were substantially undervalued after sharp declines in late summer/early fall 1998. Because these stocks are no longer quite as inexpensive, we have been reducing our positions there. Instead, we have been gravitating to domestic financial services franchises that we find more fundamentally appealing, primarily because their fortunes are not directly linked to the relative health of the global capital and credit markets. Such examples include banks, like Banc One and Wells Fargo, whose operations are concentrated in the U.S., and consumer finance companies such as Associates First Capital Corp., which we expect to benefit from ongoing strength in consumer spending in the U.S.

  Although the portfolio has been underweighted in communications services and energy, both groups contributed to six-month positive returns. In addition to reaping positive returns from our holdings in MCI Worldcom, the portfolio got a big lift when AirTouch agreed to be acquired by Vodaphone. Recently, we have established a small position in AT&T. We would like to own more telecommunications stocks, but we won't stretch our value parameters to do so. Our decision back in September to trade out of oil services companies and into larger, more financially robust international oils helped us generate attractive returns in a sector that posted only modest gains.

  On the other hand, several stocks we chose to hold have not recovered much of the ground lost in September. For example, our basic materials and capital goods investments have languished. With global

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          Guardian Fund (Cont'd)
economic weakness continuing to restrain commodities prices and capital goods spending, we are taking another hard look at stocks in these sectors. We think these stocks have valuation support at current prices, but we would like to see more evidence of a potential turnaround in the form of firming commodities prices and increased capital goods spending. In addition, we were disappointed in our airline holdings and believe we may have already seen peak earnings for this cycle. However, we think the industry is now somewhat less cyclical than it was in the past and with current airline valuations very depressed, we are inclined to remain patient with our current positions.

  In closing, we are pleased with the portfolio's impressive performance compared to the Russell 1000 Value Index and competitive performance relative to the S&P 500. We believe most of the decisions we made in September 1998, following a very difficult period for the portfolio, have worked in shareholders' favor. Looking ahead, we believe Guardian has the potential to generate more consistent returns with less risk and lower volatility.

Sincerely,

/s/ KEVIN RISEN         /s/ ALLAN R. WHITE III

Kevin Risen and Rick White
PORTFOLIO CO-MANAGERS

*The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The Russell 1000-Registered Trademark-Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000-Registered Trademark- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. Guardian Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          International Fund

   PORTFOLIO MANAGER VALERIE CHANG USES BOTH GROWTH AND VALUE INVESTMENT STYLES IN HER APPROACH TO INTERNATIONAL EQUITIES MARKETS. THE BOTTOM-UP STOCK SELECTION PROCESS IS RESEARCH INTENSIVE, FEATURING FREQUENT MEETINGS WITH CORPORATE MANAGEMENTS AND THEIR COMPETITORS IN ADDITION TO THE ANALYSIS OF INCOME STATEMENTS AND BALANCE SHEETS. THE GOAL IS TO LOOK BEYOND "THE NUMBERS" TO FIND THOSE INTERNATIONAL COMPANIES WITH THE BEST LONG-TERM INVESTMENT PROSPECTS. SHE ALSO LOOKS AT THE WORLD FROM A TOP-DOWN PERSPECTIVE, WHICH INVOLVES ANALYZING THE POLITICAL, SOCIAL, ECONOMIC, AND STOCK MARKET ENVIRONMENTS OF COUNTRIES AROUND THE GLOBE BEFORE SELECTING THOSE INTERNATIONAL INVESTMENT ARENAS BELIEVED TO OFFER THE BEST FUNDAMENTAL VALUE.

  For the fiscal six-month period ended February 28, 1999, International Fund advanced 7.94%, versus EAFE-Registered Trademark- Index's 14.00% gain over the same period (see page B-1 for average annual total returns as of March 31, 1999).*
  The international investment arena continues to present new challenges. At the time we issued our last report, back in September, we were in the midst of a second wave of market upset in the emerging regions, ignited by the Russian financial crisis that began in mid-August. This wave of turmoil continued into the early part of October, when we began to see signs of stability. Shortly thereafter, during the fourth quarter of 1998, the Fund posted very strong absolute performance, evidenced by a 16.43% return. Year-to-date 1999, the fund gained 0.95% vs. a 2.63% decline for the MSCI EAFE.
  The Fund was nearly fully invested as of the end of February with approximately 4% of assets held in cash. The most notable allocation change from the period ending August 31, 1998 was our increased exposure to the Pacific Basin region. We now have approximately 20% of the portfolio allocated to this region with investments primarily in the markets of Japan, Hong Kong, and Singapore, up from a negligible position six months ago. This strategy has proved profitable: Japan and Singapore in particular have been among our top performing markets over the period.
  Our European exposure has remained stable with some minor adjustments to the component countries, as has our exposure to emerging markets. Our commitment to Latin America remains very low, and in fact, is down nearly 1.0% from a 3.2% weighting at the end of August. It is our intention to take a cautious stance toward Latin America as we

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          International Fund (Cont'd)
monitor the developments with Brazil's economic reform, the success or failure of which will continue to be a barometer for the region. Finally, we initiated a small position in Bermuda with the purchase of Global Crossing, a telecommunications company that provides global undersea fiber optic communication networks. On an absolute return basis, Global Crossing was one of our best-performing securities for the period.
  Our top five performing stocks for the period were Overseas Union Bank (Singapore), Specialised Outsourcing (South Africa), Sonere Group (Finland), Nokia (Finland) and Computer Configuration Holdings (South Africa). Overseas Union Bank and Specialised Outsourcing are both names in the banking and financial services sector, which was the second largest sector weighting for the fund at the end of February. Sonere Group and Nokia are both telecommunications companies while Computer Configuration Holdings is a technology company. There were no significant changes made to our sector diversification weightings over the period. The portfolio continues to favor the Banking & Finance, Telecommunications, Technology, and Pharmaceuticals sectors.
  The Fund's largest positions at the end of the period, as measured by percentage of total net assets, were France Telecom (France), Nokia (Finland), Aegon (Netherlands), Tieto Corp. (Finland), and Takeda Chemicals (Japan). France Telecom and Nokia are telecommunications companies. France Telecom is primarily a fixed-line provider while Nokia, a consistent performer and long-term holding, specializes in cellular communications manufacturing equipment and provides access lines. Aegon is a Netherlands-based international insurance group, Tieto Corp. manufactures and sells computer software, and Takeda Chemicals is a global chemical and pharmaceuticals company.
  On the other hand, the Fund did experience some missed opportunities during the reporting period due to the fact that we had lowered our exposures to the emerging market regions of Eastern Europe, South Africa and Latin America during the third quarter. These areas rebounded strongly during our reporting period and the Fund would have benefited handsomely had we had more significant commitments. In addition, while our performance lagged its benchmark, it's important for investors to remember that the portfolio seeks to identify

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          International Fund (Cont'd)
opportunities across all capitalization ranges and geographic regions, including emerging markets, while the EAFE-Registered Trademark-Index focuses primarily on large-cap companies in developed markets.
  In closing, while we have a more optimistic outlook now than six months ago, we remain cautious about unfulfilled economic reforms needed in Brazil and Russia and the subsequent impact these markets can have on their respective regions. Within the Pacific Basin, significant reforms are taking place throughout the component countries. We plan to continue monitoring the individual developments of those Pacific Basin countries in an effort to capture investment opportunities created by these steps toward reform. As always, we remain flexible in our regional allocation as market conditions warrant and will continue to invest selectively on a security-by-security basis.

Sincerely,

/s/ VALERIE CHANG
Valerie Chang
PORTFOLIO MANAGER

*The EAFE-Registered Trademark- Index, also known as the Morgan Stanley Capital
 International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.
 The composition, industries and holdings of the Portfolio are subject to change. International Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.
 INVESTING IN FOREIGN SECURITIES INVOLVES GREATER RISKS THAN INVESTING IN SECURITIES OF U.S. ISSUERS, INCLUDING CURRENCY FLUCTUATIONS, INTEREST RATES AND POLITICAL CONDITIONS. IN AN ATTEMPT TO REDUCE OVERALL VOLATILITY, NBMI DIVERSIFIES THE PORTFOLIO HOLDINGS OVER A WIDE ARRAY OF COUNTRIES AND INDIVIDUAL STOCKS.
 Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Manhattan Fund

   PORTFOLIO CO-MANAGERS JENNIFER SILVER AND BROOKE COBB LOVE
   SURPRISES -- POSITIVE EARNINGS SURPRISES THAT IS. THEIR RESEARCH REVEALS THAT THE STOCKS OF COMPANIES CONSISTENTLY EXCEEDING CONSENSUS EARNINGS ESTIMATES HAVE TENDED TO BE TERRIFIC PERFORMERS. THEY USE A COMPUTER TO SCREEN THE MID-CAP GROWTH STOCK UNIVERSE TO ISOLATE STOCKS WHOSE MOST RECENT EARNINGS HAVE BEAT THE STREET'S EXPECTATIONS. THEY THEN ROLL UP THEIR SLEEVES AND, THROUGH DILIGENT FUNDAMENTAL RESEARCH, STRIVE TO IDENTIFY THOSE COMPANIES MOST LIKELY TO RECORD A STRING OF POSITIVE EARNINGS SURPRISES. THEIR GOAL IS TO INVEST TODAY IN THE FAST GROWING MID-SIZED COMPANIES THAT WILL COMPRISE TOMORROW'S FORTUNE 500.

  For the six-month period ending February 28, 1999, Manhattan Fund-Registered Trademark- gained 27.50% versus the Russell Midcap-TM- Growth Index's 33.27% return (see page B-1 for average annual total returns through March 31, 1999).*
  We are pleased with the portfolio's progress in what has been an uneven and volatile mid-cap stock market. During this six-month reporting period, our consumer cyclical investments performed quite well, with specialty retailers Abercrombie & Fitch and Linens 'n Things posting strong gains. Value retailers also reported strong gains, with companies like Costco, Staples, and TJX leading the pack. However, the real star of this industry group category was Amazon.com, which continued to surpass analysts' projections for revenue and earnings growth.
  Our healthcare investments also buoyed returns. Biogen was the biggest winner as Avonex, its new drug for the treatment of multiple sclerosis, quickly reached blockbuster status. As a group, our financial holdings performed well with broker/dealer Donaldson Lufkin & Jenrette, asset manager Northern Trust, and State Street, one of the leading custodian/transfer agents for the mutual fund industry, each gaining more than 40%.
  On the other hand, while returns from our technology holdings were generous on an absolute basis (in aggregate up 26.8%), they were less impressive than more aggressive funds that really cashed in on the Internet stock frenzy. Our approach to the Internet group has been conservative -- we focused on companies we believed had legitimate earnings growth prospects and staying power. As a result, we have been

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)
modestly over-weighted in the group and our selections have been great performers, with Infoseek, Yahoo!, and lesser known companies like VERITAS SOFTWARE and Network Appliance, all gaining more than 100% in this six-month reporting period. We did miss out on some spectacular short-term gains in some other ".com" companies which, in our opinion, had more sizzle than substance. However, we can envision these gains evaporating quickly if reality fails to live up to the hype surrounding these companies. And, true to our sell discipline, technology holdings like CBT Group, J.D. Edwards and SmarTalk were sold during the period because they failed to meet our earnings expectations.
  In addition, some of our investments in capital goods companies were disappointing. Although our capital goods holdings, as a group, posted modest gains, earnings continued to be restrained by weak global demand and a lack of pricing flexibility.
  In terms of indices, the Russell Midcap Growth Index outperformed the S&P 500 Index during the six-month reporting period. However, most of the mid-cap sector's outperformance occurred during a spirited, but relatively short-lived rally in November/December 1998. During the first two months of 1999, the S&P outperformed once again, leaving mid-cap investors wondering just what it takes to keep up with the large-cap competition.
  We recently conducted a survey of earnings growth and valuations in these two capitalization sectors. In 1998, S&P 500 earnings advanced 2%. By comparison, Russell Midcap Index and Russell Midcap Growth Index earnings grew by 8% and 25%, respectively. If you look at earnings growth for these three indices on an unweighted basis (earnings from all component stocks given equal weighting in calculating the indices' earnings growth rate), the discrepancy was even greater. Within that context, S&P 500 earnings were flat, and Russell Midcap and Russell Midcap Growth earnings grew by 13% and 36%, respectively.
  The results of this survey may seem confusing. In view of these earnings dynamics, it would appear that the two mid-cap indices should have outperformed the large-cap benchmark in 1998. In fact, just the opposite occurred -- they materially lagged the S&P 500. The reason may be that large-cap valuations have been growing much faster than earnings, which has resulted in even better relative value in the mid-cap

----------------------------------------------------------------------
          Manhattan Fund (Cont'd)
sector. Presently, on a price/sales, price/earnings, and P/E relative to earnings growth rate basis, mid-cap stocks are at or near historical lows versus large-cap stocks. The question then becomes if, and when, this will change.
  One indication of value in the mid-cap sector is increasing merger and acquisition activities. Over the last six months, four of our portfolio holdings, Ascend Communications, Sofamor Danek Group, SunAmerica, Inc., and HBO & Company, have been acquired. A fifth, Level One Communications, is in the midst of negotiating an acquisition by Intel. It seems that while the investment public has yet to fully acknowledge value in the mid-cap sector, business buyers are steadily taking advantage of bargains.
  In closing, the Manhattan portfolio continued to reward shareholders in the first few months of 1999. We can't predict what will happen over the next six months, but the portfolio has the critical fundamental characteristics -- superior earnings growth potential and reasonable valuations relative to projected earnings growth rates -- that we believe has the potential to translate into excellent long-term performance.

Sincerely,

/s/ JENNIFER SILVER               /s/ BROOKE COBB

Jennifer Silver and Brooke Cobb
PORTFOLIO CO-MANAGERS

*The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The Russell Midcap-TM- Growth Index is an unmanaged index which measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap-TM- Index measures the performance of the 800 smallest companies in the Russell 1000-Registered Trademark- Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which in turn, consists of the 1,000 largest US companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. Manhattan Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Millennium Fund

   PORTFOLIO CO-MANAGERS MICHAEL MALOUF AND JENNIFER SILVER BELIEVE BIG INVESTMENT RETURNS OFTEN COME IN SMALL PACKAGES. IN THEIR SEARCH FOR SMALL-CAP COMPANIES, THE TEAM USES A THREE-STEP STOCK SELECTION PROCESS. FIRST, THEY IDENTIFY SMALL-CAP STOCKS GROWING EARNINGS BY AT LEAST 15% ANNUALLY AND THAT, IN THEIR JUDGEMENT, EXHIBIT THE CAPABILITY TO CONSISTENTLY SURPASS CONSENSUS EARNINGS ESTIMATES. THEN, THEY EVALUATE FINANCIAL STRENGTH AND MANAGEMENT DEPTH AND TALENT. FINALLY, THEY FAVOR STOCKS TRADING AT REASONABLE VALUATIONS RELATIVE TO THEIR INDUSTRY PEER GROUP AND THE MARKET.

  Since its inception on October 20, 1998 through February 28, 1999, Millennium Fund gained 48.80%, versus gains of 21.27% and 11.73% for the Russell 2000-Registered Trademark- Growth Index and Russell 2000-Registered Trademark-Indexes, respectively.*
  Technology, one of the portfolio's largest industry group concentrations, was responsible for much of this strong advance. Big winners included Internet portal Infoseek and Micromuse, a company that specializes in monitoring traffic on corporate data networks. Infoseek's new GO Network helped propel the stock to a more than 150% gain during this reporting period while Micromuse's stock nearly doubled during the same time period. As can be expected in a group in which earnings disappointments are quickly and often severely punished, we had some technology stock losers as well. Software company BEA Systems "missed its numbers," and true to our dispassionate sell discipline, the stock was quickly eliminated from the portfolio.
  In addition, our holdings in Quanta Services and SFX Entertainment posted strong gains. Quanta is a telecommunications company that outsources maintenance and construction projects for utilities and SFX Entertainment, a consumer cyclical holding, is the most dominant company in the outdoor concert arena business.
  On the other hand, several of our healthcare services investments were disappointments. One example is Province Healthcare, an owner and operator of rural hospitals. While Province's earnings met our expectations, like most hospital companies, the stock was hurt by concern that increased federal regulatory scrutiny may have a negative impact on future earnings.
  Since this is our first opportunity to address our shareholders, we want to provide some detail on our investment methodology. In selecting stocks for the portfolio, we employ a three-part process, which begins with an effort to identify small companies with favorable growth

----------------------------------------------------------------------
          Millennium Fund (Cont'd)
characteristics and the realistic potential to consistently surpass consensus growth expectations. We are looking at growth over three time horizons: the near-term, defined as the next three months; intermediate-term, defined as the next three calendar quarters; and the long-term, defined as the next three years. In the near-term, since we like target companies to hit the portfolio running, we favor companies whose earnings we believe with a high degree of certainty will at least meet next quarter's expectations. In the intermediate-term, we look out over the next three quarters and evaluate the potential for positive earnings surprises. Finally, in the long-term, we adjust our research telescopes to look three years into the future to try to determine whether investment candidates can sustain above average growth. Here is where taking a hard look at a target company's markets and longer-term business strategies is particularly critical. We don't want to own shooting stars -- companies whose earnings flame out after spectacular, but short-lived, advances.
  The next step is to evaluate management and balance sheets. We like to see management depth rather than just one person wearing all the critical management hats. We are looking for proactive management that we believe can anticipate and respond quickly to changes in the marketplace. We like to see managers' own substantial stakes in their own firms so that their interests are consistent with shareholders' -- namely to grow the value of their investment. We also like to find an independent board of directors, which has the experience to help management, and if and when necessary, challenge management decisions. We want to see strong balance sheets because rapidly growing companies often need a lot of money to grow. We prefer seeing this money come from internally generated cash flow rather than excessive debt or secondary equities offerings that can dilute the holdings of existing shareholders.
  The third step in this process is that we don't want to overpay for good growth companies. To accomplish that, we realize that we need more than one standard of relative value. For more mature small companies in more developed industries, we look at price/earnings ratios relative to their peers and the market. In some instances, the price/cash flow ratio is a better barometer of relative value. In the case of companies in new, explosive growth businesses, like the Internet, we may

----------------------------------------------------------------------
          Millennium Fund (Cont'd)
focus on price/sales ratios. Whatever fundamental yardstick we use to measure value, the continual goal is to buy small, quality growth companies at reasonable valuations.
  Finally, we attempt to limit risk in the portfolio through broad diversification. The portfolio will generally own 60-80 individual securities in at least 12 different industry groups. No single position will exceed 5% of total portfolio assets.
  In closing, we are delighted that Millennium has gotten off to such a fast start. Our confidence in this asset class and our disciplined approach is demonstrated by the fact that we have put a significant percentage of our personal net worths into the portfolio. We believe introducing this kind of a product at this time underscores Neuberger Berman's commitment to quality investment products rather than marketing whatever may be "hot" at the time.

Sincerely,

/s/ MICHAEL MALOUF                     /s/ JENNIFER SILVER

Michael Malouf and Jennifer Silver
PORTFOLIO CO-MANAGERS

*These are cumulative returns and are not annualized. The cumulative returns for Neuberger Berman Millennium Fund-SM- and the Russell 2000-Registered Trademark-Growth Index are from October 20, 1998, which is the inception of the Fund, through February 28, 1999. Because this is a new fund, short-term results may not be duplicated. Average net assets of the Portfolio for its first four months were approximately $16.2 million. It may be easier to achieve higher returns in a small fund than in a larger fund. Neuberger Berman Management Inc. ("NBMI") currently absorbs certain expenses of the Fund. This arrangement is subject to change, and without this arrangement, the Fund's returns would have been less. Total return includes reinvestment of dividends and distributions. Past performance does not guarantee future results and shares when redeemed may be worth more or less than original cost.
*The Russell 2000-Registered Trademark- Index is an unmanaged index consisting of the securities of the 2,000 issuers having the smallest capitalization the Russell 3000-Registered Trademark- Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $222 million. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.
The composition, industries and holdings of the Portfolio are subject to change. Millennium Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.
THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Partners Fund

   PORTFOLIO CO-MANAGERS MICHAEL KASSEN, ROBERT GENDELMAN AND S. BASU MULLICK FOCUS ON OUT-OF-FAVOR LARGE-CAP STOCKS AND MID-SIZED COMPANIES LESS WIDELY FOLLOWED BY WALL STREET ANALYSTS. THEY ARE PARTICULARLY PARTIAL TO GROWTH STOCKS THAT HAVE EXPERIENCED TEMPORARY SETBACKS, BUT WHOSE LONGER-TERM FUNDAMENTAL OUTLOOK REMAINS STRONG. THE PORTFOLIO MANAGEMENT TEAM VIEWS STOCKS AS PIECES OF BUSINESSES THEY WOULD LIKE TO OWN RATHER THAN PIECES OF PAPER TO TRADE BASED ON SHORT-TERM PRICE FLUCTUATIONS. THE GOAL IS TO FIND QUALITY COMPANIES TRADING AT A DISCOUNT TO THEIR INTRINSIC ECONOMIC VALUE.

  For the six-month period ended February 28, 1999, Partners Fund returned 20.25% versus the Russell 1000-Registered Trademark- Value Index's 22.53% advance and the S&P 500 Index's 30.32% gain (see page B-1 for average annual total returns through March 31, 1999).*
  During the first half of fiscal 1999, our technology investments performed particularly well -- in aggregate, up more than 60%. We achieved these strong returns without owning high price/earnings multiple market darlings like Intel, Microsoft, Dell Computer, Lucent, or any of the sizzling Internet stocks. Our focus on high-quality companies like Texas Instruments, Hewlett-Packard and Northern Telecom, whose multiples are below the market average, validated our belief that buying quality technology companies at opportunistic prices can generate attractive risk-adjusted returns.
  Our healthcare positions also performed quite well. Once again, we did not own the glamour stocks like Merck and Pfizer. Instead, we held smaller, and in our opinion, much more reasonably valued drug companies like ALZA, Biogen, and Baxter International. Each of these companies has new drug introductions we believe will have a very favorable impact on future results.
  In the consumer staples sector, we did well with our holdings in Anheuser-Busch (beer), McDonald's (fast foods), Tricon Global Restaurants (pizza, fried chicken and tacos), and Nabisco Holdings (cookies). Kimberly Clark (diapers) and MediaOne Group (cellular telephone and cable television) also rewarded us.

----------------------------------------------------------------------
          Partners Fund (Cont'd)

  Our financial holdings were mixed. In the banking group, Bank One, Chase Manhattan and Citigroup performed well, while our holdings in BankBoston disappointed. And even as our holdings in Morgan Stanley Dean Witter, a broker/asset manager, soared, we had flat returns in Countrywide Credit, a mortgage finance company. In general, our larger-capitalization financial holdings performed materially better than our mid-cap positions.
  In aggregate, the portfolio's capital goods, transportation, and energy holdings declined over this reporting period. Capital goods companies continue to suffer the aftereffects of the Asian economic flu -- slack demand and no pricing flexibility. We believe our current capital goods investments represent high quality and great value. However, over the short-to-intermediate term, we believe our patience will likely continue to be tested. The same can be said for our energy holdings, which have suffered as oil prices have remained depressed. We are not anticipating a sharp rise in oil prices in the immediate future. However, we are sufficiently contrarian to challenge the current consensus that oil prices will stay at current levels indefinitely.
  Our airline holdings, primarily Continental Airlines, declined during this six-month reporting period. Wall Street seems to believe we have seen peak earnings in this cycle and consequently, price/earnings multiples have contracted. We believe airline earnings will level off, but not plunge the way they have during previous down cycles.
  Within utilities, The Williams Companies, the only big winner among our otherwise disappointing holdings there, is really two companies -- a large gas pipeline and a telecommunications network. Several years ago, Williams used its steady cash flow from the pipeline business to build a telecommunications network (WilTel), which it eventually sold at a handsome profit to Worldcom (now MCI Worldcom). It is doing it all over again, laying an advanced fiber optic network along its 32,000 miles of gas pipeline. Recently, SBC Communications, (formerly Southwestern Bell), has contracted for the use of this new fiber optic network and taken a 10% stake in the business. We believe the combined value of the gas pipeline and telecommunications network is a bit higher than $40 per share -- above Williams' $37 per share price at the end of this reporting period. Williams has announced

----------------------------------------------------------------------
          Partners Fund (Cont'd)
it will be spinning off a portion of this new communications network business to the public. We believe this should help surface value and perhaps foreshadow a more complete restructuring. We reserve the right to change our opinion on Williams Companies should circumstances warrant it. But, right now, we think it has excellent upside potential.
  In the first two months of 1999, growth stocks continued to outperform value stocks and large-cap stocks continued to outperform smaller companies. However, our stock picking discipline produced generous absolute returns in this uneven market. We believe our portfolio represents quality and value -- the cornerstones of a prudent and productive investment program.

Sincerely,

/s/ ROBERT GENDELMAN         /s/ MICHAEL KASSEN           /s/ S. BASU MULLICK

Robert Gendelman, Michael Kassen, and S. Basu Mullick,
PORTFOLIO CO-MANAGERS

*The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The Russell 1000-Registered Trademark-Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000-Registered Trademark- Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described indices.

 The composition, industries and holdings of the Portfolio are subject to change. Partners Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Please remember that past performance is not indicative of future results.

PORTFOLIO COMMENTARY
Neuberger Berman
----------------------------------------------------------------------
          Socially Responsive Fund

   PORTFOLIO MANAGER JANET PRINDLE BELIEVES DOING GOOD IS GOOD BUSINESS AND HAS THE POTENTIAL TO PRODUCE POSITIVE INVESTMENT RESULTS. SHE FOCUSES ON COMPANIES THAT ARE AGENTS OF FAVORABLE CHANGE IN WORKPLACE POLICIES, PARTICULARLY FOR WOMEN AND MINORITIES, ARE GOOD CORPORATE CITIZENS, AND ARE RESPONSIVE TO ENVIRONMENTAL ISSUES. SHE DOES NOT INVEST IN TOBACCO, ALCOHOL, GAMBLING, NUCLEAR POWER, OR WEAPONS COMPANIES. BUT, SOCIAL RESPONSIBILITY ALONE DOES NOT QUALIFY A COMPANY AS A GOOD INVESTMENT. TRUE TO NEUBERGER BERMAN'S PRINCIPLES, PORTFOLIO CANDIDATES MUST FIRST APPEAR FUNDAMENTALLY ATTRACTIVE. THEN, AND ONLY THEN, ARE SOCIAL SCREENS APPLIED. THE OBJECTIVE IS SIMPLE AND STRAIGHTFORWARD -- TO SERVE BOTH SOCIETY AND SHAREHOLDERS.

  For the six-month period ended February 28, 1999, Socially Responsive Fund gained 24.75% versus the Standard & Poor's 500 Index's 30.32% return (see page B-1 for average annual total returns through March 31, 1999).*

  In a period in which growth investing once again materially outperformed value investing, we credit our stock selection for the portfolio's competitive returns versus the growth stock dominated S&P 500. Our technology, healthcare, and consumer staples holdings excelled -- in aggregate, returning approximately 56%, 40% and 39%, respectively. Big winners in the technology sector included Analog Devices, Perkin Elmer, and Unisys -- high-quality companies we were able to accumulate at discounted valuations. Good performers in the consumer staples category included Kimberly Clark and Valassis Communications -- once again, top-tier companies bought at bargain prices. In the healthcare arena, previously out-of-favor stocks Biogen, C.R. Bard and Wellpoint Health Networks posted strong gains.

  However, our capital goods and utilities investments disappointed on both an absolute and relative performance basis. Plagued by slack global demand and the absence of pricing power, multinationals like Minnesota Mining and Manufacturing and Raychem Corp. struggled. We may have to wait for the global economy to stabilize before these and other high-quality capital goods holdings can advance. In addition, our utilities holdings have been restrained by uncertainty regarding how the ongoing deregulation of the utilities industry would impact earnings and most recently, by rising interest rates. We didn't buy utilities for

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)
earnings or yield, but rather because we expect ongoing industry-wide consolidations to reduce operating expenses for many of these companies, which, in turn, should reveal their intrinsic value.

  In this report we would like to highlight three companies that we believe represent socially responsive companies which are also excellent investment opportunities. We have chosen to highlight drug maker Biogen, computer hardware and services company Unisys, and retailer Dayton Hudson. Be reminded we reserve the right to alter our opinion on these and all the stocks in the portfolio if changing circumstances dictate.

  First, Biogen is a company whose stock has more than doubled in the last six months. Its success in part is driven by the overwhelming reception for Avonex, its new drug for the treatment of multiple sclerosis. As the only drug that has proven effective in treating MS during all its stages, we believe Avonex has true blockbuster potential. Research reveals that since Avonex's introduction, early stage diagnosis of MS has increased, indicating the market for this product may be even larger than generally recognized. While Biogen's stock is no longer cheap, we believe if Avonex reaches its full potential and the company can bring other promising drugs in its pipeline to market, it may still be a long-term bargain at current prices. We applaud Biogen's success with Avonex and its ongoing commitment to finding treatments for other diseases.

  Second, Unisys, a computer hardware and services company, has exhibited strong performance over the last six months. Its management is now focusing on the higher margin computer network and systems integration business. This strategy, along with a much-improved balance sheet, is attracting investor attention. Unisys also deserves credit for re-engineering its facilities to dramatically reduce manufacturing emissions. This move has not only helped the company by producing future cost savings estimated at $6 million dollars annually, but it also benefited the communities located near its manufacturing facilities. A clearer business strategy, a healthier balance sheet, and cleaner air for its neighbors has earned our investment and socially responsive stamps of approval.

----------------------------------------------------------------------
          Socially Responsive Fund (Cont'd)

  And third, retailer Dayton Hudson, another of the portfolio's excellent performers during the past six months, owes much of its progress to its Target Store discount chain. Target's profits are accelerating and now account for approximately 70% of parent Dayton Hudson's earnings. The Target formula -- low prices combined with more attractive merchandising and a higher level of service than that provided by many other discount retailers -- has turned out to be a winning strategy and one we believe can continue to propel Dayton Hudson's stock. Dayton Hudson also deserves high corporate citizenship marks for donating 5% of its pre-tax profits to charities and for its diverse board of directors that includes three women and two ethnic minority members.

  In closing, most value-oriented investors have struggled to keep pace with the S&P 500 over the last six months. Consequently, we are particularly pleased with the portfolio's performance during first half fiscal 1999. As always, we are pleased to have been able to reward shareholders whose quest for financial security is coupled with a well-developed social conscience.

Sincerely,

/s/ JANET PRINDLE
Janet Prindle
PORTFOLIO MANAGER

*The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Neuberger Berman Management Inc. ("NBMI") and include reinvestment of all dividends and capital gain distributions. The Portfolio invests in many securities not included in the above-described index.

 The composition, industries and holdings of the Portfolio are subject to change. Socially Responsive Portfolio is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Portfolio's total assets.

 Please remember that past performance is not indicative of future results.

PERFORMANCE HIGHLIGHTS

                                                                                   FOR PERIODS
                                                                                  ENDED 3/31/99
                                                                          -----------------------------
                                                            SIX MONTH
                                                              PERIOD          AVERAGE ANNUAL TOTAL
NEUBERGER BERMAN                                 INCEPTION    ENDED                RETURNS(1)
EQUITY FUNDS                                       DATE     2/28/99(1)     1 YR       5 YR       10 YR
-------------------------------------------------------------------------------------------------------
FOCUS FUND(2)                                    10/19/55     +36.30%      +1.46%    +19.21%    +16.53%
GUARDIAN FUND                                     6/1/50      +24.59%      -6.78%    +15.02%    +14.46%
PARTNERS FUND                                    1/20/75(3)   +20.25%      -2.61%    +19.75%    +15.86%
SOCIALLY RESPONSIVE FUND(4)                       3/16/94     +24.75%      +0.82%    +19.15%    +17.49%(5)
S&P 500 INDEX(6)                                    N/A       +30.32%     +18.43%    +26.19%    +18.92%
RUSSELL 1000-REGISTERED TRADEMARK- VALUE
 INDEX(6)                                           N/A       +22.53%      +5.04%    +22.07%    +16.71%
MANHATTAN FUND                                   3/1/79(3)    +27.50%      +1.29%    +15.81%    +14.13%
RUSSELL MIDCAP-TRADEMARK- GROWTH INDEX(6)           N/A       +33.27%      +8.89%    +18.87%    +16.97%
GENESIS FUND(4)                                   9/27/88      +7.35%     -19.53%    +13.90%    +12.10%
RUSSELL 2000-REGISTERED TRADEMARK- INDEX(6)         N/A       +16.79%     -16.26%    +11.22%    +11.46%
MILLENNIUM FUND                                  10/20/98     +48.80%*    +61.90%*       N/A        N/A
RUSSELL 2000-REGISTERED TRADEMARK- GROWTH
 INDEX(6)                                           N/A       +21.27%*    +25.59%*       N/A        N/A
INTERNATIONAL FUND(4)                             6/15/94      +7.94%     -12.60%     +9.10%(5)     N/A
EAFE-REGISTERED TRADEMARK- INDEX(6)                 N/A       +14.00%      +6.37%        N/A        N/A

* THESE ARE CUMULATIVE RETURNS AND ARE NOT ANNUALIZED. THE CUMULATIVE RETURNS FOR NEUBERGER BERMAN MILLENNIUM FUND-SM- AND THE RUSSELL 2000 GROWTH INDEX ARE FROM OCTOBER 20, 1998, WHICH IS THE COMMENCEMENT OF OPERATIONS OF THE FUND, THROUGH FEBRUARY 28, 1999 AND MARCH 31, 1999, RESPECTIVELY. BECAUSE THIS IS A NEW FUND, SHORT-TERM RESULTS MAY NOT BE DUPLICATED. AVERAGE NET ASSETS OF THE PORTFOLIO THROUGH MARCH 31, 1999 WERE APPROXIMATELY $18.5 MILLION. IT MAY BE EASIER TO ACHIEVE HIGHER RETURNS IN A SMALL FUND THAN IN A LARGER FUND. NEUBERGER BERMAN MANAGEMENT INC.-REGISTERED TRADEMARK- CURRENTLY ABSORBS CERTAIN OPERATING EXPENSES THAT EXCEED, IN THE AGGREGATE, 1.75% OF AVERAGE DAILY NET ASSETS PER ANNUM FOR NEUBERGER BERMAN MILLENNIUM FUND, UNTIL DECEMBER 31, 1999. ABSENT THIS ARRANGEMENT, WHICH IS SUBJECT TO CHANGE, THE FUND'S RETURNS WOULD HAVE BEEN LESS. THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.
1) Results are shown on a "total return" basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost.
2) Prior to November 1, 1991, the investment policies of Neuberger Berman Focus Fund-Registered Trademark- required that it invest a substantial portion of its assets in the energy field.
3) These dates reflect when Neuberger Berman Management Inc. first became investment adviser to these Funds.
4) Neuberger Berman Management Inc. previously absorbed certain operating expenses of Neuberger Berman International Fund-Registered Trademark- and Neuberger Berman Socially Responsive Fund-Registered Trademark-. Neuberger Berman Management Inc. previously agreed to waive a portion of the management fee borne directly by Neuberger Berman Genesis Portfolio-SM- and indirectly by Neuberger Berman Genesis Fund-Registered Trademark-. Absent such arrangements, the average annual total returns for the periods stated would have been less.
5) From inception.
6) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity. The Russell 1000-Registered Trademark- Index measures the performance of the 1,000 largest companies in the Russell 3000-Registered Trademark- Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 89% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index measures the performance of those Russell Midcap-Trademark-Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 35% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $222 million. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Portfolios invest in many securities not included in any of the above-described indices.

   THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION OR THAT ARE BASED OUTSIDE THE U.S. ARE SET FORTH IN THE PROSPECTUS.

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
Neuberger Berman
----------------------------------------------------------------------
          Equity Funds


                                                       FOCUS        GENESIS       GUARDIAN
(000'S OMITTED EXCEPT PER SHARE AMOUNTS)                FUND          FUND          FUND
                                                    ----------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $  1,400,558   $ 939,173    $ 3,993,952
      Deferred organization costs (Note A)                    --          --             --
      Receivable for Trust shares sold                     1,477       2,219          2,878
      Receivable from administrator -- net (Note
        B)                                                    --          --             --
                                                    ----------------------------------------
                                                       1,402,035     941,392      3,996,830
                                                    ----------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                      649       2,388         11,458
      Payable to administrator (Note B)                      288         198            826
      Accrued expenses                                       317         496          1,252
                                                    ----------------------------------------
                                                           1,254       3,082         13,536
                                                    ----------------------------------------
NET ASSETS at value                                 $  1,400,781   $ 938,310    $ 3,983,294
                                                    ----------------------------------------

NET ASSETS consist of:
      Par value                                     $         39   $      72    $       177
      Paid-in capital in excess of par value             781,994     983,471      2,858,296
      Accumulated undistributed net investment
        income (loss)                                        252       4,883          6,113
      Accumulated net realized gains (losses) on
        investment                                        59,055     (46,784)       405,410
      Net unrealized appreciation (depreciation)
        in value of investment                           559,441      (3,332)       713,298
                                                    ----------------------------------------
NET ASSETS at value                                 $  1,400,781   $ 938,310    $ 3,983,294
                                                    ----------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                       39,153      72,404        176,811
                                                    ----------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                   $35.78      $12.96         $22.53
                                                    ----------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Funds

                                                                                                          SOCIALLY
                                                    INTERNATIONAL MANHATTAN   MILLENNIUM    PARTNERS     RESPONSIVE
                                                       FUND         FUND        FUND          FUND          FUND
                                                    ---------------------------------------------------------------
ASSETS
      Investment in corresponding Portfolio, at
        value (Note A)                              $ 120,372    $ 573,098    $ 25,686    $ 3,034,784    $ 105,885
      Deferred organization costs (Note A)                  6           --          --             --            1
      Receivable for Trust shares sold                     61           92          36          1,704          167
      Receivable from administrator -- net (Note
        B)                                                 --           --           6             --           --
                                                    ---------------------------------------------------------------
                                                      120,439      573,190      25,728      3,036,488      106,053
                                                    ---------------------------------------------------------------
LIABILITIES
      Payable for Trust shares redeemed                   548          417         518          4,798           57
      Payable to administrator (Note B)                    25          118          --            620           21
      Accrued expenses                                     82          265          48            772           75
                                                    ---------------------------------------------------------------
                                                          655          800         566          6,190          153
                                                    ---------------------------------------------------------------
NET ASSETS at value                                 $ 119,784    $ 572,390    $ 25,162    $ 3,030,298    $ 105,900
                                                    ---------------------------------------------------------------

NET ASSETS consist of:
      Par value                                     $       8    $      51    $      2    $       120    $       5
      Paid-in capital in excess of par value           97,744      454,562      21,543      2,563,868       86,311
      Accumulated undistributed net investment
        income (loss)                                    (595)      (1,386)        (68)        19,772           96
      Accumulated net realized gains (losses) on
        investment                                    (19,054)      15,218       2,155        145,525          531
      Net unrealized appreciation (depreciation)
        in value of investment                         41,681      103,945       1,530        301,013       18,957
                                                    ---------------------------------------------------------------
NET ASSETS at value                                 $ 119,784    $ 572,390    $ 25,162    $ 3,030,298    $ 105,900
                                                    ---------------------------------------------------------------

SHARES OUTSTANDING
      ($.001 par value; unlimited shares
        authorized)                                     8,015       51,114       1,691        120,229        5,455
                                                    ---------------------------------------------------------------

NET ASSET VALUE, offering and redemption price per
  share                                                $14.94       $11.20      $14.88         $25.20       $19.41
                                                    ---------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Neuberger Berman
----------------------------------------------------------------------
          Equity Funds


                                                       FOCUS         GENESIS        GUARDIAN
                                                        FUND           FUND           FUND
                                                      For the        For the        For the
                                                     Six Months     Six Months     Six Months
                                                       Ended          Ended          Ended
                                                    February 28,   February 28,   February 28,
                                                        1999           1999           1999
(000'S OMITTED)                                     (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                    ------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $     6,063    $    11,541    $    32,592
                                                    ------------------------------------------
    Expenses:
      Administration fee (Note B)                         1,688          1,458          5,524
      Amortization of deferred organization and
        initial offering expenses (Note A)                   --             --             --
      Auditing fees                                           4              4              4
      Custodian fees                                          5              5              5
      Legal fees                                              3              8              9
      Registration and filing fees                           14            171             38
      Reimbursement of expenses previously assumed
        by administrator (Note B)                            --             --             --
      Shareholder reports                                   106            176            349
      Shareholder servicing agent fees                      347            650          1,700
      Trustees' fees and expenses                            11              9             28
      Miscellaneous                                           7              6             27
      Expenses from corresponding Portfolio (Notes
        A & B)                                            3,338          4,154          9,789
                                                    ------------------------------------------
        Total expenses                                    5,523          6,641         17,473
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                 (2)            (2)            (1)
                                                    ------------------------------------------
        Total net expenses                                5,521          6,639         17,472
                                                    ------------------------------------------
        Net investment income (loss)                        542          4,902         15,120
                                                    ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                         61,231        (45,661)       358,160
    Net realized gain on option contracts                    44             --          2,228
    Net realized gain (loss) on financial futures
      contracts                                              --             --         58,652
    Net realized loss on foreign currency
      transactions                                           --             --             --
    Net realized loss on equity swap contracts               --             --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, equity swap contracts,
      translation of assets and liabilities in
      foreign currencies, and foreign currency
      contracts                                         328,743        129,330        516,932
                                                    ------------------------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                            390,018         83,669        935,972
                                                    ------------------------------------------
        Net increase in net assets resulting from
          operations                                $   390,560    $    88,571    $   951,092
                                                    ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds

                                                                                   MILLENNIUM
                                                                                      FUND
                                                                                    For the
                                                                                  Period from                     SOCIALLY
                                                    INTERNATIONAL   MANHATTAN     October 20,      PARTNERS      RESPONSIVE
                                                        FUND           FUND           1998           FUND           FUND
                                                                                  (Commencement
                                                      For the        For the           of          For the        For the
                                                     Six Months     Six Months    Operations)     Six Months     Six Months
                                                       Ended          Ended            to           Ended          Ended
                                                    February 28,   February 28,   February 28,   February 28,   February 28,
                                                        1999           1999           1999           1999           1999
                                                    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                    ------------------------------------------------------------------------
INVESTMENT INCOME
    Investment income from corresponding Portfolio
      (Note A)                                      $       522    $     1,418    $        31    $    32,485    $       697
                                                    ------------------------------------------------------------------------
    Expenses:
      Administration fee (Note B)                           156            713             15          3,995            126
      Amortization of deferred organization and
        initial offering expenses (Note A)                   10             --             --             --              7
      Auditing fees                                           4              5              1              4              4
      Custodian fees                                          5              5              4              5              5
      Legal fees                                             12              8             26              7              7
      Registration and filing fees                           14             49             37            168             34
      Reimbursement of expenses previously assumed
        by administrator (Note B)                            20             --             --             --             --
      Shareholder reports                                    33             96             37            314             34
      Shareholder servicing agent fees                       72            320              3            969             62
      Trustees' fees and expenses                             3              6              2             22              2
      Miscellaneous                                           1              4             --             16              1
      Expenses from corresponding Portfolio (Notes
        A & B)                                              671          1,601             86          7,215            290
                                                    ------------------------------------------------------------------------
        Total expenses                                    1,001          2,807            211         12,715            572
      Expenses reimbursed by administrator and/or
        reduced by custodian fee expense offset
        arrangement (Note B)                                 (2)            (3)          (112)            (2)            --
                                                    ------------------------------------------------------------------------
        Total net expenses                                  999          2,804             99         12,713            572
                                                    ------------------------------------------------------------------------
        Net investment income (loss)                       (477)        (1,386)           (68)        19,772            125
                                                    ------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  FROM CORRESPONDING PORTFOLIO (NOTE A)
    Net realized gain (loss) on investment
      securities                                         (5,751)        15,515          2,155        149,998            565
    Net realized gain on option contracts                    --             --             --             --             --
    Net realized gain (loss) on financial futures
      contracts                                          (1,193)            --             --             --             --
    Net realized loss on foreign currency
      transactions                                       (1,980)            --             --             --             --
    Net realized loss on equity swap contracts             (273)            --             --             --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, equity swap contracts,
      translation of assets and liabilities in
      foreign currencies, and foreign currency
      contracts                                          19,075        115,611          1,530        391,052         19,674
                                                    ------------------------------------------------------------------------
        Net gain on investments from corresponding
          Portfolio (Note A)                              9,878        131,126          3,685        541,050         20,239
                                                    ------------------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $     9,401    $   129,740    $     3,617    $   560,822    $    20,364
                                                    ------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
Neuberger Berman
----------------------------------------------------------------------
          Equity Funds


                                                   FOCUS FUND                     GENESIS FUND
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1999         August 31,         1999         August 31,
(000'S OMITTED)                            (UNAUDITED)        1998         (UNAUDITED)        1998
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $        542    $       3,949   $      4,902    $       9,699
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                        61,275           80,090        (45,661)          27,717
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                       328,743         (318,701)       129,330         (330,423)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         390,560         (234,662)        88,571         (293,007)
                                          -------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                       (3,445)          (2,176)        (9,718)              --
    Net realized gain on investments           (75,412)        (178,818)       (27,534)         (14,284)
                                          -------------------------------------------------------------
    Total distributions to shareholders        (78,857)        (180,994)       (37,252)         (14,284)
                                          -------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                   72,918          193,247        135,435        1,453,709
    Proceeds from reinvestment of
      dividends and distributions               69,001          160,844         33,073           13,158
    Payments for shares redeemed              (172,762)        (230,424)      (360,593)        (798,608)
                                          -------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                       (30,843)         123,667       (192,085)         668,259
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          280,860         (291,989)      (140,766)         360,968
NET ASSETS:
    Beginning of period                      1,119,921        1,411,910      1,079,076          718,108
                                          -------------------------------------------------------------
    End of period                         $  1,400,781    $   1,119,921   $    938,310    $   1,079,076
                                          -------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $        252    $       3,155   $      4,883    $       9,699
                                          -------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                         2,175            5,176          9,852           89,859
    Issued on reinvestment of dividends
      and distributions                          1,950            5,052          2,369              850
    Redeemed                                    (5,265)          (6,242)       (26,351)         (50,355)
                                          -------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                               (1,140)           3,986        (14,130)          40,354
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds


                                                 GUARDIAN FUND              INTERNATIONAL FUND              MANHATTAN FUND
                                           Six Months                    Six Months                    Six Months
                                             Ended           Year          Ended           Year          Ended           Year
                                          February 28,      Ended       February 28,      Ended       February 28,      Ended
                                              1999        August 31,        1999        August 31,        1999        August 31,
                                          (UNAUDITED)        1998       (UNAUDITED)        1998       (UNAUDITED)        1998
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    15,120    $     36,229   $      (477)   $      (321)   $    (1,386)   $    (2,526)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                      419,040         737,046        (9,197)       (10,595)        15,515         42,660
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                      516,932      (1,869,600)       19,075           (254)       115,611        (97,621)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        951,092      (1,096,325)        9,401        (11,170)       129,740        (57,487)
                                          ---------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                     (14,261)        (37,408)           --             --             --             --
    Net realized gain on investments         (663,907)       (809,963)          (86)        (1,069)       (40,870)      (148,169)
                                          ---------------------------------------------------------------------------------------
    Total distributions to shareholders      (678,168)       (847,371)          (86)        (1,069)       (40,870)      (148,169)
                                          ---------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                 186,212         672,782        82,897        138,963         35,501         82,374
    Proceeds from reinvestment of
      dividends and distributions             625,765         785,350            79            999         37,852        137,125
    Payments for shares redeemed           (1,312,367)     (1,778,812)      (98,013)      (117,593)       (66,481)      (107,644)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                     (500,390)       (320,680)      (15,037)        22,369          6,872        111,855
                                          ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (227,466)     (2,264,376)       (5,722)        10,130         95,742        (93,801)
NET ASSETS:
    Beginning of period                     4,210,760       6,475,136       125,506        115,376        476,648        570,449
                                          ---------------------------------------------------------------------------------------
    End of period                         $ 3,983,294    $  4,210,760   $   119,784    $   125,506    $   572,390    $   476,648
                                          ---------------------------------------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $     6,113    $      5,254   $      (595)   $      (118)   $    (1,386)   $        --
                                          ---------------------------------------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        8,055          23,020         5,889          8,477          3,233          6,569
    Issued on reinvestment of dividends
      and distributions                        28,123          31,246             5             70          3,300         13,235
    Redeemed                                  (56,894)        (62,892)       (6,938)        (7,268)        (6,045)        (8,493)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                             (20,716)         (8,626)       (1,044)         1,279            488         11,311
                                          ---------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

Neuberger Berman
----------------------------------------------------------------------
          Equity Funds

                                           MILLENNIUM
                                              FUND
                                          Period from
                                          October 20,
                                              1998
                                          (Commencement
                                               of
                                          Operations)
                                               to
                                          February 28,
                                              1999
(000'S OMITTED)                           (UNAUDITED)
                                          ------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $       (68)
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                        2,155
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                        1,530
                                          ------------
    Net increase (decrease) in net
      assets resulting from operations          3,617
                                          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          --
    Net realized gain on investments               --
                                          ------------
    Total distributions to shareholders            --
                                          ------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                  24,129
    Proceeds from reinvestment of
      dividends and distributions                  --
    Payments for shares redeemed               (2,584)
                                          ------------
    Net increase (decrease) from Trust
      share transactions                       21,545
                                          ------------
NET INCREASE (DECREASE) IN NET ASSETS          25,162
NET ASSETS:
    Beginning of period                            --
                                          ------------
    End of period                         $    25,162
                                          ------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $       (68)
                                          ------------
NUMBER OF TRUST SHARES:
    Sold                                        1,866
    Issued on reinvestment of dividends
      and distributions                            --
    Redeemed                                     (175)
                                          ------------
    Net increase (decrease) in shares
      outstanding                               1,691
                                          ------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------
          Equity Funds


                                                                                 SOCIALLY
                                                 PARTNERS FUND                RESPONSIVE FUND
                                           Six Months                    Six Months
                                             Ended           Year          Ended           Year
                                          February 28,      Ended       February 28,      Ended
                                              1999        August 31,        1999        August 31,
                                          (UNAUDITED)        1998       (UNAUDITED)        1998
                                          ---------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    19,772    $     26,638   $       125    $       356
    Net realized gain (loss) on
      investments from corresponding
      Portfolio (Note A)                      149,998         379,905           565          4,904
    Change in net unrealized
      appreciation (depreciation) of
      investments from corresponding
      Portfolio (Note A)                      391,052        (727,668)       19,674        (13,949)
                                          ---------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations        560,822        (321,125)       20,364         (8,689)
                                          ---------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          --         (18,986)         (355)           (83)
    Net realized gain on investments         (282,180)       (583,567)       (4,467)        (1,563)
                                          ---------------------------------------------------------
    Total distributions to shareholders      (282,180)       (602,553)       (4,822)        (1,646)
                                          ---------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
    Proceeds from shares sold                 213,247         759,283        20,257         44,463
    Proceeds from reinvestment of
      dividends and distributions             267,996         573,055         4,361          1,494
    Payments for shares redeemed             (542,264)       (699,711)      (16,758)       (12,864)
                                          ---------------------------------------------------------
    Net increase (decrease) from Trust
      share transactions                      (61,021)        632,627         7,860         33,093
                                          ---------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS         217,621        (291,051)       23,402         22,758
NET ASSETS:
    Beginning of period                     2,812,677       3,103,728        82,498         59,740
                                          ---------------------------------------------------------
    End of period                         $ 3,030,298    $  2,812,677   $   105,900    $    82,498
                                          ---------------------------------------------------------
    Accumulated undistributed net
      investment income (loss) at end of
      period                              $    19,772    $         --   $        96    $       326
                                          ---------------------------------------------------------
NUMBER OF TRUST SHARES:
    Sold                                        8,345          26,171         1,070          2,283
    Issued on reinvestment of dividends
      and distributions                        10,690          22,596           224             85
    Redeemed                                  (21,271)        (24,506)         (894)          (671)
                                          ---------------------------------------------------------
    Net increase (decrease) in shares
      outstanding                              (2,236)         24,261           400          1,697
                                          ---------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Funds

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund-SM- ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund-Registered Trademark- ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund-Registered Trademark- ("Partners"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (collectively, the "Funds") are separate operating series of Neuberger Berman Equity Funds (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Millennium had no operations until October 20, 1998, other than matters relating to its organization and registration as a diversified, open-end management investment company under the 1940 Act, and registration of its shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.
      The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.
      Each Fund seeks to achieve its investment objective by investing all of its net investable assets in its corresponding portfolio of Equity Managers Trust (Global Managers Trust with respect to International) (each a "Portfolio") having the same investment objective and policies as the Fund. The value of each Fund's investment in its corresponding Portfolio reflects that Fund's proportionate interest in the net assets of that Portfolio (85.48%, 55.83%, 72.65%, 98.32%, 91.40%, 95.25%, 76.64%, and 29.80%, for
   Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, and Socially Responsive, respectively, at February 28, 1999). 64.87% of Neuberger Berman Socially Responsive Portfolio is held by another regulated investment company, which has only a single shareholder and is sponsored by Neuberger Berman Management Inc. ("Management"). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the corresponding Fund's financial statements.

2) PORTFOLIO VALUATION: Each Fund records its investment in its corresponding Portfolio at value. Investment securities held by each Portfolio are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) TAXES: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of Focus, Genesis, Guardian, International, Manhattan, Partners, and Socially Responsive to continue to and the intention of Millennium to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
4) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Each Fund earns income, net of Portfolio expenses, daily on its investment in its corresponding Portfolio. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains.
      Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.
5) ORGANIZATION EXPENSES: Expenses incurred by International and Socially Responsive in connection with their organization are being amortized on a straight-line basis over a five-year period. At February 28, 1999, the unamortized balance of such expenses amounted to $5,828 and $680, for International and Socially Responsive, respectively.
6) EXPENSE ALLOCATION: Each Fund bears all costs of its operations. Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of such Funds, except where a more appropriate allocation of expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund.

7) OTHER: All net investment income and realized and unrealized capital gains and losses of each Portfolio are allocated pro rata among its respective Funds and any other investors in the Portfolio.

NOTE B -- ADMINISTRATION FEES, DISTRIBUTION ARRANGEMENTS, AND OTHER TRANSACTIONS
          WITH AFFILIATES:
   Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund pays Management an administration fee at the annual rate of 0.26% of that Fund's average daily net assets. Each Fund indirectly pays for investment management services through its investment in its corresponding Portfolio (see Note B of Notes to Financial Statements of the Portfolios).
   Management has voluntarily undertaken to reimburse International and Millennium for their operating expenses plus their pro rata portion of their corresponding Portfolios' operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, and extraordinary expenses) ("Operating Expenses") which exceed, in the aggregate, 1.70% and 1.75%, respectively, per annum of their average daily net assets (each an "Expense Limitation"). Each undertaking is subject to termination by Management upon at least 60 days' prior written notice to the appropriate Fund. For the period ending February 28, 1999, such excess expenses amounted to $111,009 for Millennium. International had agreed to repay Management through December 31, 1998, for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period did not exceed its Expense Limitation. For the period from September 1, 1998 to December 31, 1998, International reimbursed Management $20,095 under this agreement. At February 28, 1999, International has no remaining contingent liability to Management under the agreement for any amount not repaid December 31, 1998. Millennium has agreed to repay Management through December 31, 2000, for its excess Operating Expenses that Management reimburses through December 31, 1999, so long as Millennium's Operating Expenses during that period do not exceed its Expense Limitation. For the period ended February 28, 1999, Millennium has not reimbursed Management.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Several individuals who are officers and/or trustees of the Trust are also principals of Neuberger and/or officers and/or directors of Management.
   Each Fund also has a distribution agreement with Management. Management receives no compensation therefor and no commissions for sales or redemptions of shares of beneficial interest of each Fund.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan Stanley & Co. Incorporated ("Morgan"), Morgan has agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Expenses from corresponding Portfolio, was a reduction of $139 and $1,395, $95 and $2,030, $229 and $1,179, $114 and $1,764, $106 and $2,688, $291 and $503,
$130 and $1,438, and $30 and $132, for Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, and Socially Responsive, respectively.

NOTE C -- INVESTMENT TRANSACTIONS:
   During the six months ended February 28, 1999, additions and reductions in each Fund's investment in its corresponding Portfolio were as follows:

                                                  ADDITIONS         REDUCTIONS
---------------------------------------------------------------------------------
FOCUS                                            $  4,464,161     $   120,032,533

GENESIS                                            13,885,178         247,838,084

GUARDIAN                                            9,541,595       1,202,670,589

INTERNATIONAL                                      48,764,401          64,183,802

MANHATTAN                                           7,108,915          41,893,922

MILLENNIUM                                         22,068,119              12,660

PARTNERS                                           11,157,895         362,952,601

SOCIALLY RESPONSIVE                                10,406,807           8,025,728

   At February 28, 1999, Neuberger Berman International Portfolio's cost of investments for U.S. Federal income tax purposes was $92,607,503. Gross unrealized appreciation of investments was $43,788,417 and gross unrealized depreciation of investments was $2,080,187, resulting in net unrealized appreciation of $41,708,230, based on cost for U.S. Federal income tax purposes.

NOTE D -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Fund(1)(2)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                           Six Months
                                             Ended
                                          February 28,
                                              1999                             Year Ended August 31,
                                          (UNAUDITED)        1998          1997          1996         1995        1994
                                          ------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  27.79       $   38.89     $   28.46     $   28.88     $ 24.42     $ 24.00
                                          ------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                        .02             .10           .08           .19         .17         .21
    Net Gains or Losses on Securities
     (both realized and unrealized)            10.03           (6.21)        12.00           .85        5.97        2.16
                                          ------------------------------------------------------------------------------
      Total From Investment Operations         10.05           (6.11)        12.08          1.04        6.14        2.37
                                          ------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    (.09)           (.06)         (.22)         (.11)       (.20)       (.25)
    Distributions (from net capital
     gains)                                    (1.97)          (4.93)        (1.43)        (1.35)      (1.48)      (1.70)
                                          ------------------------------------------------------------------------------
      Total Distributions                      (2.06)          (4.99)        (1.65)        (1.46)      (1.68)      (1.95)
                                          ------------------------------------------------------------------------------
Net Asset Value, End of Period              $  35.78       $   27.79     $   38.89     $   28.46     $ 28.88     $ 24.42
                                          ------------------------------------------------------------------------------
Total Return(3)                               +36.30%(4)      -17.37%       +43.92%        +3.70%     +27.47%     +10.35%
                                          ------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $1,400.8       $ 1,119.9     $ 1,411.9     $ 1,071.4     $ 956.0     $ 643.9
                                          ------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                               .85%(6)         .84%          .86%          .89%         --          --
                                          ------------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                      .85%(6)         .84%          .86%          .89%        .87%        .85%
                                          ------------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                          .08%(6)         .27%          .21%          .69%        .75%        .89%
                                          ------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Fund(2)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                           Six Months
                                             Ended
                                          February 28,
                                              1999                           Year Ended August 31,
                                          (UNAUDITED)        1998         1997        1996        1995        1994
                                          --------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $12.47        $   15.55     $ 10.91     $  9.52     $  8.27     $  8.62
                                          --------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)                .08              .11        (.01)       (.01)         --        (.01)
    Net Gains or Losses on Securities
     (both realized and unrealized)             .87            (3.00)       4.80        1.95        1.56         .42
                                          --------------------------------------------------------------------------
      Total From Investment Operations          .95            (2.89)       4.79        1.94        1.56         .41
                                          --------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                   (.12)              --          --          --          --        (.01)
    Distributions (from net capital
     gains)                                    (.34)            (.19)       (.15)       (.55)       (.31)       (.75)
                                          --------------------------------------------------------------------------
      Total Distributions                      (.46)            (.19)       (.15)       (.55)       (.31)       (.76)
                                          --------------------------------------------------------------------------
Net Asset Value, End of Period               $12.96        $   12.47     $ 15.55     $ 10.91     $  9.52     $  8.27
                                          --------------------------------------------------------------------------
Total Return(3)                               +7.35%(4)       -18.82%     +44.32%     +21.32%     +19.69%      +4.77%
                                          --------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                               $938.3        $ 1,079.1     $ 718.1     $ 195.4     $ 111.5     $ 135.6
                                          --------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                             1.18%(6)         1.11%       1.17%       1.28%         --          --
                                          --------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                    1.18%(6)         1.10%(7)    1.16%(7)    1.28%(7)    1.35%(7)    1.36%
                                          --------------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets               .87%(6)          .72%       (.08%)      (.18%)      (.16%)      (.20%)
                                          --------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Fund(2)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                           Six Months
                                             Ended
                                          February 28,
                                              1999                               Year Ended August 31,
                                          (UNAUDITED)        1998          1997          1996          1995          1994
                                          ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  21.32       $   31.41     $   23.78     $   23.61     $   19.52     $   18.57
                                          ----------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                        .09             .18           .15           .31           .27           .24
    Net Gains or Losses on Securities
     (both realized and unrealized)             5.11           (6.09)         8.96           .90          4.30          1.41
                                          ----------------------------------------------------------------------------------
      Total From Investment Operations          5.20           (5.91)         9.11          1.21          4.57          1.65
                                          ----------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                    (.08)           (.18)         (.24)         (.28)         (.25)         (.30)
    Distributions (from net capital
     gains)                                    (3.91)          (4.00)        (1.24)         (.76)         (.23)         (.40)
                                          ----------------------------------------------------------------------------------
      Total Distributions                      (3.99)          (4.18)        (1.48)        (1.04)         (.48)         (.70)
                                          ----------------------------------------------------------------------------------
Net Asset Value, End of Period              $  22.53       $   21.32     $   31.41     $   23.78     $   23.61     $   19.52
                                          ----------------------------------------------------------------------------------
Total Return(3)                               +24.59%(4)      -20.80%       +39.69%        +5.27%       +24.06%        +9.12%
                                          ----------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $3,983.3       $ 4,210.8     $ 6,475.1     $ 4,905.2     $ 3,947.5     $ 2,416.5
                                          ----------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                               .82%(6)         .79%          .80%          .82%           --            --
                                          ----------------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                      .82%(6)         .79%          .80%          .82%          .80%          .80%
                                          ----------------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                          .71%(6)         .59%          .55%         1.37%         1.40%         1.36%
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Fund(2)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                                                                                           Period
                                                                                                            from
                                                                                                            June
                                                                                                             15,
                                           Six Months                                                      1994(8)
                                             Ended                                                           to
                                          February 28,                                                     August
                                              1999                    Year Ended August 31,                  31,
                                          (UNAUDITED)       1998        1997        1996        1995        1994
                                          ------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $13.85        $ 14.83     $ 11.91     $ 10.70     $ 10.46     $10.00
                                          ------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)               (.06)          (.03)         --         .01         .06        .01
    Net Gains or Losses on Securities
     (both realized and unrealized)            1.16           (.81)       2.94        1.24         .21        .45
                                          ------------------------------------------------------------------------
      Total From Investment Operations         1.10           (.84)       2.94        1.25         .27        .46
                                          ------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     --             --        (.02)       (.04)       (.03)        --
    Distributions (from net capital
     gains)                                    (.01)          (.14)         --          --          --         --
                                          ------------------------------------------------------------------------
      Total Distributions                      (.01)          (.14)       (.02)       (.04)       (.03)        --
                                          ------------------------------------------------------------------------
Net Asset Value, End of Period               $14.94        $ 13.85     $ 14.83     $ 11.91     $ 10.70     $10.46
                                          ------------------------------------------------------------------------
Total Return(3)                               +7.94%(4)      -5.69%     +24.71%     +11.73%      +2.60%     +4.60%(4)
                                          ------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                               $119.8        $ 125.5     $ 115.4     $  57.0     $  26.4     $  6.2
                                          ------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                             1.66%(6)       1.71%       1.70%       1.70%         --         --
                                          ------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets(7)                                 1.66%(6)       1.70%       1.70%       1.70%       1.70%      1.70%(6)
                                          ------------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets              (.79%)(6)      (.24%)      (.02%)       .24%        .73%       .57%(6)
                                          ------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Fund(2)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                           Six Months
                                              Ended
                                          February 28,
                                              1999                           Year Ended August 31,
                                           (UNAUDITED)       1998        1997        1996        1995        1994
                                          -------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  9.42         $ 14.51     $ 11.94     $ 13.27     $ 11.28     $ 12.94
                                          -------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income (Loss)               (.03)           (.05)       (.03)       (.04)         --         .02
    Net Gains or Losses on Securities
     (both realized and unrealized)            2.64           (1.20)       4.26        (.33)       2.70         .40
                                          -------------------------------------------------------------------------
      Total From Investment Operations         2.61           (1.25)       4.23        (.37)       2.70         .42
                                          -------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                     --              --          --          --        (.01)       (.02)
    Distributions (from net capital
     gains)                                    (.83)          (3.84)      (1.66)       (.96)       (.70)      (2.06)
                                          -------------------------------------------------------------------------
      Total Distributions                      (.83)          (3.84)      (1.66)       (.96)       (.71)      (2.08)
                                          -------------------------------------------------------------------------
Net Asset Value, End of Period              $ 11.20         $  9.42     $ 14.51     $ 11.94     $ 13.27     $ 11.28
                                          -------------------------------------------------------------------------
Total Return(3)                              +27.50%(4)      -11.02%     +38.75%      -2.91%     +26.00%      +3.49%
                                          -------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $ 572.4         $ 476.6     $ 570.4     $ 516.2     $ 612.0     $ 510.3
                                          -------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                             1.02%(6)         .95%        .99%        .98%         --          --
                                          -------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                    1.02%(6)         .94%        .98%        .98%        .98%        .96%
                                          -------------------------------------------------------------------------
    Ratio of Net Investment Income
     (Loss) to Average Net Assets              (.51%)(6)       (.42%)      (.20%)      (.27%)       .03%        .16%
                                          -------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Fund(2)
   The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                               Period from
                                          October 20, 1998(8) to
                                               February 28,
                                                   1999
                                               (UNAUDITED)
                                          ----------------------
Net Asset Value, Beginning of Period              $10.00
                                                          ------
Income From Investment Operations
    Net Investment Loss                             (.04)
    Net Gains or Losses on Securities
     (both realized and unrealized)                 4.92
                                                          ------
      Total From Investment Operations              4.88
                                                          ------
Net Asset Value, End of Period                    $14.88
                                                          ------
Total Return(3)(4)                                +48.80%
                                                          ------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                                    $ 25.2
                                                          ------
    Ratio of Gross Expenses to Average
     Net Assets(5)(6)                               1.76%
                                                          ------
    Ratio of Net Expenses to Average Net
     Assets(6)(7)                                   1.75%
                                                          ------
    Ratio of Net Investment Loss to
     Average Net Assets(6)                         (1.20%)
                                                          ------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Fund(2)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                           Six Months
                                             Ended
                                          February 28,
                                              1999                               Year Ended August 31,
                                          (UNAUDITED)        1998          1997          1996          1995          1994
                                          ----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  22.97       $   31.60     $   23.88     $   23.72     $   21.32     $   22.46
                                          ----------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                        .16             .23           .19           .22           .17           .10
    Net Gains or Losses on Securities
     (both realized and unrealized)             4.48           (2.83)        10.36          2.84          3.94          1.07
                                          ----------------------------------------------------------------------------------
      Total From Investment Operations          4.64           (2.60)        10.55          3.06          4.11          1.17
                                          ----------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                      --            (.19)         (.22)         (.20)         (.11)         (.11)
    Distributions (from net capital
     gains)                                    (2.41)          (5.84)        (2.61)        (2.70)        (1.60)        (2.20)
                                          ----------------------------------------------------------------------------------
      Total Distributions                      (2.41)          (6.03)        (2.83)        (2.90)        (1.71)        (2.31)
                                          ----------------------------------------------------------------------------------
Net Asset Value, End of Period              $  25.20       $   22.97     $   31.60     $   23.88     $   23.72     $   21.32
                                          ----------------------------------------------------------------------------------
Total Return(3)                               +20.25%(4)      -10.03%       +47.11%       +13.86%       +21.53%        +5.56%
                                          ----------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $3,030.3       $ 2,812.7     $ 3,103.7     $ 1,871.9     $ 1,564.0     $ 1,335.9
                                          ----------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                               .83%(6)         .80%          .81%          .84%           --            --
                                          ----------------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                      .83%(6)         .80%          .81%          .84%          .83%          .81%
                                          ----------------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                         1.29%(6)         .78%          .72%          .93%          .83%          .48%
                                          ----------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Fund(2)
   The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.

                                             Six Months                                                       Period from
                                               Ended                                                           March 16,
                                            February 28,                                                      1994(8) to
                                                1999                    Year Ended August 31,                 August 31,
                                            (UNAUDITED)       1998        1997        1996        1995           1994
                                            ------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $     16.32      $ 17.79     $ 13.88     $ 11.84     $ 10.07     $10.00
                                            ------------------------------------------------------------------------------
Income From Investment Operations
    Net Investment Income                           .02          .07         .03         .02         .03        .01
    Net Gains or Losses on Securities
     (both realized and unrealized)                4.02        (1.11)       4.33        2.35        1.76        .06
                                            ------------------------------------------------------------------------------
      Total From Investment Operations             4.04        (1.04)       4.36        2.37        1.79        .07
                                            ------------------------------------------------------------------------------
Less Distributions
    Dividends (from net investment
     income)                                       (.07)        (.03)       (.03)       (.02)       (.02)        --
    Distributions (from net capital
     gains)                                        (.88)        (.40)       (.42)       (.31)         --         --
                                            ------------------------------------------------------------------------------
      Total Distributions                          (.95)        (.43)       (.45)       (.33)       (.02)        --
                                            ------------------------------------------------------------------------------
Net Asset Value, End of Period              $     19.41      $ 16.32     $ 17.79     $ 13.88     $ 11.84     $10.07
                                            ------------------------------------------------------------------------------
Total Return(3)                                  +24.75%(4)    -6.02%     +31.96%     +20.19%     +17.82%     +0.70%(4)
                                            ------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Period (in
     millions)                              $     105.9      $  82.5     $  59.7     $  32.9     $   8.2     $  2.3
                                            ------------------------------------------------------------------------------
    Ratio of Gross Expenses to Average
     Net Assets(5)                                 1.18%(6)     1.10%       1.49%       1.50%         --         --
                                            ------------------------------------------------------------------------------
    Ratio of Net Expenses to Average Net
     Assets                                        1.18%(6)     1.10%       1.48%(7)    1.50%(7)    1.51%(7)   1.50%(6)(7)
                                            ------------------------------------------------------------------------------
    Ratio of Net Investment Income to
     Average Net Assets                             .26%(6)      .43%        .23%        .19%        .36%       .50%(6)
                                            ------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
Neuberger Berman                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Funds
1) Prior to January 1, 1995, its name was Neuberger&Berman Selected Sectors
   Fund.
2) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
3) Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For International, Millennium, and Socially Responsive, total return would have been lower if Management had not reimbursed certain expenses. For Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.
4) Not annualized.
5) For fiscal periods ending after September 1, 1995, the Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
6) Annualized.
7) Had the investment manager not waived a portion of the management fee borne directly by Neuberger Berman Genesis Portfolio as described in Note B of Notes to Financial Statements of the Portfolios the annualized ratios of net expenses to average daily net assets would have been:

                                                          Year Ended August 31,
                                                  1998       1997       1996       1995
----------------------------------------------------------------------------------------
Net Expenses                                      1.12%      1.26%      1.38%      1.38%
                                                 ---------------------------------------

   After reimbursement of expenses by Management as described in Note B of Notes to Financial Statements. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                                        Period from
                                                    Year Ended         June 15, 1994
                                                    August 31,         to August 31,
INTERNATIONAL                                     1996       1995           1994
-------------------------------------------------------------------------------------
Net Expenses                                      2.28%      2.31%             2.50%
                                                 ------------------------------------

                                                   Period from
                                                 October 20, 1998
                                                 to February 28,
MILLENNIUM                                             1999
-----------------------------------------------------------------
Net Expenses                                               3.72%
                                                           ------

                                                                        Period from
                                                    Year Ended         March 16, 1994
                                                    August 31,         to August 31,
SOCIALLY RESPONSIVE                               1996       1995           1994
-------------------------------------------------------------------------------------
Net Expenses                                      1.69%      2.50%             2.50%
                                                 ------------------------------------

      Had International not reimbursed Management, as described in Note B of Notes to Financial Statements, the annualized ratios of net expenses to average daily net assets would have been:

                                                  Six
                                                 Months
                                                 Ended
                                                 February      Year Ended
                                                 28,           August 31,
                                                  1999       1998       1997
-----------------------------------------------------------------------------
Net Expenses                                     1.63%       1.61%      1.69%
                                                 ----------------------------

      Had Socially Responsive not reimbursed Management, the annualized ratios of net expenses to average daily net assets would have been:

                                                  Year
                                                 Ended
                                                 August
                                                  31,
                                                  1997
-------------------------------------------------------
Net Expenses                                     1.20%
                                                 ------

8) The date investment operations commenced.

                 (This page has been left blank intentionally.)

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------
          Focus Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citigroup Inc.                                  8.7%
 2.  Chase Manhattan                                 7.3%
 3.  Capital One Financial                           7.2%
 4.  Morgan Stanley Dean Witter                      7.0%
 5.  Compaq Computer                                 5.4%
 6.  Wellpoint Health Networks                       5.4%
 7.  Countrywide Credit Industries                   4.7%
 8.  General Motors                                  3.1%
 9.  BankBoston Corp.                                3.1%
10.  MCI WorldCom                                    3.0%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (98.3%)
AUTOMOTIVE (3.8%)
   467,900  Cabot Corp.                     $    11,785
   620,000  General Motors                       51,189
                                            ------------
                                                 62,974
                                            ------------
FINANCIAL SERVICES (50.6%)
   798,500  ADVANTA Corp. Class A                 9,332 (2)
   802,500  ADVANTA Corp. Class B                 7,273 (2)
   670,000  Bank One                             36,012
 1,236,000  BankBoston Corp.                     49,981
   922,500  Capital One Financial               117,734
 1,505,000  Chase Manhattan                     119,836
 2,421,250  Citigroup Inc.                      142,248
 2,015,000  Countrywide Credit Industries        76,318
   601,000  Hartford Financial Services
             Group                               32,492
 1,265,000  Morgan Stanley Dean Witter          114,482
   655,000  Nationwide Financial Services        29,762

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   522,000  PartnerRe Ltd.                   $   22,577
 1,198,000  Travelers Property Casualty          45,449
   659,000  Washington Mutual                    26,360
                                            ------------
                                                829,856
                                            ------------
HEALTH CARE (6.4%)
 1,977,900  Foundation Health Systems            15,823
 1,122,000  Wellpoint Health Networks            88,498
                                            ------------
                                                104,321
                                            ------------
RETAIL (6.8%)
   555,000  Barnes & Noble                       16,407
 1,982,800  Furniture Brands International       42,382
   225,000  Jones Apparel Group                   6,286
   520,000  Payless ShoeSource                   28,535
   520,000  Promus Hotel                         18,298
                                            ------------
                                                111,908
                                            ------------
TECHNOLOGY (30.7%)
   931,000  3Com Corp.                           29,268
   245,000  Applied Materials                    13,628
 1,090,000  Atmel Corp.                          18,734
   375,000  Autodesk Inc.                        15,047
 2,512,500  Compaq Computer                      88,566
   295,000  Compuware Corp.                      16,502
   265,000  Etec Systems                         11,743
   560,000  KLA-Tencor                           29,015
 1,640,000  Maxtor Corp.                         13,530
   591,500  MCI WorldCom                         48,799
   530,000  Microchip Technology                 14,442
   140,000  Micron Technology                     8,067
   331,000  Novellus Systems                     19,550
   330,000  Oracle Corp.                         18,439
   145,000  PeopleSoft, Inc.                      2,737
 1,010,000  Photronics, Inc.                     20,768
 1,820,000  PLATINUM Technology                  24,115
 1,495,000  Rational Software                    44,383

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------

          Focus Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
 1,060,000  Saville Systems ADR              $   21,134
   492,000  Texas Instruments                    43,880
                                            ------------
                                                502,347
                                            ------------
            TOTAL COMMON STOCKS (COST
             $991,719)                        1,611,406
                                            ------------
Principal
  Amount
----------
SHORT-TERM INVESTMENTS (4.0%)
$17,170,000 General Electric Capital
             Corp., 4.72%, due 3/1/99            17,170
48,892,335  N&B Securities Lending Quality
             Fund, LLC                           48,892
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $66,062)                      66,062(3)
                                            ------------
            TOTAL INVESTMENTS (102.3%)
             (COST $1,057,781)                1,677,468(4)
            Liabilities, less cash,
             receivables and other assets
             [(2.3%)]                           (38,930)
                                            ------------
            TOTAL NET ASSETS (100.0%)        $1,638,538
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------
          Genesis Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Alliant Techsystems                             3.4%
 2.  AptarGroup Inc.                                 2.6%
 3.  Dallas Semiconductor                            2.4%
 4.  Webster Financial                               2.3%
 5.  Trigon Healthcare                               2.2%
 6.  Newport News Shipbuilding                       2.2%
 7.  Bank United                                     2.0%
 8.  Montana Power                                   1.9%
 9.  Universal Health Services Class B               1.9%
10.  Cordant Technologies                            1.7%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (93.4%)
AEROSPACE (6.5%)
 1,781,350  AAR Corp.                       $    26,943 (2)
 1,244,500  Aviall Inc.                          17,190 (2)
   755,800  Cordant Technologies                 29,429
   468,300  DONCASTERS PLC ADR                    8,283 (2)
   299,850  Ducommun Inc.                         3,748
   121,600  Howmet International                  1,961
   425,000  Ladish Co.                            3,001
   343,000  Moog, Inc. Class A                   10,933
   257,300  Orbital Sciences                      7,108
                                            ------------
                                                108,596
                                            ------------
AUTOMOTIVE (0.6%)
   597,200  Donaldson Co.                        10,787
                                            ------------
BANKING & FINANCIAL (9.1%)
   866,400  Bank United                          34,223
   604,300  Community First Bankshares           11,784
   333,800  Cullen/Frost Bankers                 15,793
   552,500  FirstFed Financial                    9,358
   285,400  Ocean Financial                       4,245

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   678,300  Peoples Heritage Financial
             Group                           $   11,531
   116,212  Queens County Bancorp                 3,377
   227,600  Reliance Bancorp                      6,970
   726,675  Sterling Bancshares                   8,720
   357,850  Texas Regional Bancshares             9,125
 1,243,400  Webster Financial                    38,002
                                            ------------
                                                153,128
                                            ------------
BASIC MATERIALS (1.0%)
   299,200  Lone Star Industries                  9,874
   165,160  Southdown, Inc.                       7,793
                                            ------------
                                                 17,667
                                            ------------
BUILDING, CONSTRUCTION & FURNISHINGS (0.7%)
   157,200  Lincoln Electric Holdings             3,222
   220,100  Simpson Manufacturing                 7,800
                                            ------------
                                                 11,022
                                            ------------
BUSINESS SERVICES (1.1%)
   300,000  Metzler Group                        12,750
   109,000  Valassis Communications               5,232
                                            ------------
                                                 17,982
                                            ------------
CHEMICALS (0.4%)
   399,900  Lawter International                  2,849
   201,000  Lilly Industries                      3,430
                                            ------------
                                                  6,279
                                            ------------
CONSUMER CYCLICALS (0.6%)
   466,600  Coachmen Industries                   9,449
                                            ------------
CONSUMER PRODUCTS & SERVICES (6.5%)
   658,800  Alberto-Culver Class A               14,329
   530,638  Block Drug                           20,695
   141,800  Bush Boake Allen                      4,529
   521,300  Church & Dwight                      21,764
   131,200  Matthews International                3,756

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   372,400  Omega Protein                    $    2,281
   888,900  Richfood Holdings                    21,111
   800,700  Ruddick Corp.                        14,763
   457,000  The First Years                       6,969
                                            ------------
                                                110,197
                                            ------------
DEFENSE (6.4%)
   715,400  Alliant Techsystems                  56,651 (2)
 1,272,900  Newport News Shipbuilding            36,834
   337,000  Primex Technologies                  14,007 (2)
                                            ------------
                                                107,492
                                            ------------
DIAGNOSTIC EQUIPMENT (1.1%)
 1,043,300  ADAC Laboratories                    18,649 (2)
                                            ------------
ELECTRONICS (2.9%)
 1,158,600  Dallas Semiconductor                 40,985
   237,700  SCI Systems                           7,354
                                            ------------
                                                 48,339
                                            ------------
ENERGY (0.7%)
   425,000  Cabot Oil & Gas                       4,648
   661,990  Swift Energy                          3,972
   855,800  Unit Corp.                            3,530
                                            ------------
                                                 12,150
                                            ------------
HEALTH CARE (10.1%)
   977,800  Acuson Corp.                         14,667
   214,600  Arrow International                   5,271
   445,400  CONMED Corp.                         13,752
   709,000  DENTSPLY International               18,079
 1,176,000  Haemonetics Corp.                    19,625
   542,000  Mentor Corp.                          8,333
   429,950  Patterson Dental                     17,413
   503,700  STAAR Surgical                        4,754
 1,055,200  Trigon Healthcare                    36,998
   767,900  Universal Health Services
             Class B                             31,196
                                            ------------
                                                170,088
                                            ------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
INDUSTRIAL & COMMERCIAL PRODUCTS & SERVICES (6.8%)
   789,700  BMC Industries                  $     3,850
   449,900  Brady Corp.                          10,741
   282,000  Dionex Corp.                         10,399
 1,496,800  Hussmann International               21,142
   284,700  IDEX Corp.                            6,761
   676,300  Kaydon Corp.                         20,627
   235,000  NN Ball & Roller                      1,322
   187,000  Pentair, Inc.                         7,083
   183,100  Roper Industries                      4,051
   814,400  SOS Staffing Services                 7,228 (2)
   809,800  Wallace Computer Services            18,322
   203,750  Woodhead Industries                   2,318
                                            ------------
                                                113,844
                                            ------------
INSURANCE (3.8%)
   836,200  Annuity and Life Re                  18,553
   600,800  FBL Financial Group                  12,054
   392,300  Orion Capital                        12,970
   229,000  Penn-America Group                    2,548
    61,700  Trenwick Group                        1,789
   570,500  W. R. Berkley                        16,331
                                            ------------
                                                 64,245
                                            ------------
LODGING (0.5%)
   846,000  Prime Hospitality                     8,671
                                            ------------
MACHINERY & EQUIPMENT (0.2%)
   178,800  Allied Products                         883
   226,500  Gardner Denver Machinery              2,888
                                            ------------
                                                  3,771
                                            ------------
OFFICE EQUIPMENT (1.2%)
 1,091,900  United Stationers                    19,995
                                            ------------
OIL SERVICES (4.0%)
   350,700  Cal Dive International                5,041
   468,500  Friede Goldman International          5,007

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   700,800  Global Industries                $    3,548
   520,000  IRI International                     1,625
   569,500  Nabors Industries                     6,549
 1,446,712  National-Oilwell                     12,840
   588,400  Oceaneering International             5,884
   781,600  Offshore Logistics                    6,815
   777,300  Pride International                   3,886
   463,400  Smith International                  11,266
   267,500  Tuboscope Inc.                        1,438
   398,200  UTI Energy                            2,315
   247,400  Willbros Group                        1,206
                                            ------------
                                                 67,420
                                            ------------
PACKING & CONTAINERS (2.6%)
 1,612,900  AptarGroup Inc.                      44,153
                                            ------------
PUBLISHING & BROADCASTING (0.6%)
   133,866  Pulitzer Publishing                  10,692
                                            ------------
REAL ESTATE/REITS (2.5%)
   277,700  Crescent Real Estate Equities         5,797
   495,000  Health Care Property Investors       14,540
   415,000  Nationwide Health Properties          7,470
   778,100  Prime Retail                          6,225
   421,800  SL Green Realty                       8,146
                                            ------------
                                                 42,178
                                            ------------
RESTAURANTS (1.4%)
   830,650  Brinker International                24,037
                                            ------------
RETAILING (2.3%)
   472,968  99 Cents Only Stores                 22,378
   529,500  Claire's Stores                      11,682
   222,000  Schultz Sav-O Stores                  3,857
                                            ------------
                                                 37,917
                                            ------------
TECHNOLOGY (5.2%)
   679,700  Analysts International                9,686
   194,900  Black Box                             6,286
   527,600  CACI International                    8,705
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
     2,500  Dialogic Corp.                   $       69
 2,606,300  Inprise Corp.                        13,032(2)
 1,350,400  Methode Electronics Class A          14,179
   800,900  Reynolds & Reynolds                  15,117
   795,600  Zebra Technologies                   20,536
                                            ------------
                                                 87,610
                                            ------------
TEXTILES & APPAREL (0.2%)
   100,000  St. John Knits                        2,669
                                            ------------
TRANSPORTATION, SHIPPING & FREIGHT (0.2%)
   112,000  Air Express International             1,967
   213,600  Maritrans Inc.                        1,242
                                            ------------
                                                  3,209
                                            ------------
UTILITIES, ELECTRIC & GAS (14.2%)
 1,257,500  AGL Resources                        23,971
   183,200  Aquila Gas Pipeline                   1,603
   344,800  Atmos Energy                          8,275
    63,800  Avista Corp.                          1,045
   282,500  Central Hudson Gas & Electric        10,241
   430,100  Connecticut Energy                   11,209
   129,300  Eastern Enterprises                   4,970
   149,000  Interstate Energy                     4,107
   535,100  Montana Power                        32,574
   341,200  National Fuel Gas                    13,755
   384,700  Nevada Power                          9,209
   298,800  NICOR Inc.                           11,410
   290,000  Northwest Natural Gas                 7,096
   450,900  NUI Corp.                            10,342
   374,300  ONEOK, Inc.                          10,083
   115,100  Orange & Rockland Utilities           6,460
   266,500  Otter Tail Power                      9,877
   360,500  Public Service Co. of New
             Mexico                               5,543
   490,100  Rochester Gas & Electric             12,804
   401,100  Sierra Pacific Resources             13,763

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------

          Genesis Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
   271,500  UtiliCorp United                 $    9,333
   457,400  Washington Gas Light                 10,949
   319,600  WICOR, Inc.                           6,751
   120,000  WPS Resources                         3,570
                                            ------------
                                                238,940
                                            ------------
            TOTAL COMMON STOCKS (COST
             $1,625,933)                      1,571,176
                                            ------------
WARRANTS (0.1%)
   355,000  Golden State Bancorp (COST
             $2,161)                              1,797
                                            ------------
Principal
  Amount
----------
REPURCHASE AGREEMENTS (3.0%)
$50,440,000 State Street Bank and Trust
             Co. Repurchase Agreement,
             4.70%, due 3/1/99, dated
             2/26/99, Maturity Value
             $50,459,756, Collateralized
             by $44,340,000 U.S. Treasury
             Bonds, 7.25%, due 5/15/16
             (Collateral Value
             $51,961,071) (COST $50,440)         50,440 (3)
                                            ------------
                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  ------------
SHORT-TERM INVESTMENTS (5.0%)
$3,000,000  General Electric Capital
             Corp., 4.79%, due 3/2/99        $   29,996
 2,000,000  Ford Motor Credit Co., 4.83%,
             due 3/3/99                          19,995
34,356,306  N&B Securities Lending Quality
             Fund, LLC                           34,356
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $84,347)                      84,347(3)
                                            ------------
            TOTAL INVESTMENTS (101.5%)
             (COST $1,762,881)                1,707,760(4)
            Liabilities, less cash,
             receivables and other assets
             [(1.5%)]                           (25,498)
                                            ------------
            TOTAL NET ASSETS (100.0%)        $1,682,262
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------
          Guardian Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Capital One Financial                           4.8%
 2.  Wellpoint Health Networks                       4.7%
 3.  General Motors                                  4.3%
 4.  Countrywide Credit Industries                   3.5%
 5.  Conseco, Inc.                                   3.4%
 6.  Aetna Inc.                                      3.4%
 7.  MCI WorldCom                                    3.3%
 8.  Philip Morris                                   2.8%
 9.  Chase Manhattan                                 2.7%
10.  PacifiCare Health Systems Class B               2.6%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMON STOCKS (89.0%)
BANKING & FINANCIAL (9.1%)
    608,000  Allstate Corp.                  $    22,800
  2,184,600  Bank One                            117,422
  1,121,000  BankAmerica Corp.                    73,215
  2,313,000  BankBoston Corp.                     93,532 (5)
  1,853,800  Chase Manhattan                     147,609
  1,126,000  SLM Holding                          48,277
                                             ------------
                                                 502,855
                                             ------------
BASIC MATERIALS (3.0%)
  3,841,000  Cabot Corp.                          96,745 (2)
  2,472,000  Millennium Chemicals                 44,650
    455,560  Potash Corp. of Saskatchewan         25,825
                                             ------------
                                                 167,220
                                             ------------
CAPITAL GOODS (4.5%)
  5,337,000  Republic Services                    93,064 (2)
    792,900  SCI Systems                          24,530
    863,800  Solectron Corp.                      38,601
  1,800,000  Waste Management                     87,975
                                             ------------
                                                 244,170
                                             ------------

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
COMMUNICATION SERVICES (5.8%)
    978,000  AT&T Corp.                      $    80,318
  1,019,700  Bell Atlantic                        58,569
  2,178,900  MCI WorldCom                        179,759
                                             ------------
                                                 318,646
                                             ------------
CONSUMER CYCLICALS (7.6%)
  5,800,100  Cendant Corp.                        96,064
  2,840,000  General Motors                      234,478
  1,651,600  Lear Corp.                           58,322
    519,100  Tandy Corp.                          28,875
                                             ------------
                                                 417,739
                                             ------------
CONSUMER STAPLES (7.3%)
  1,133,800  Keebler Foods                        44,218
  1,795,000  Kimberly-Clark                       84,814
    900,000  McDonald's Corp.                     76,500
  3,900,000  Philip Morris                       152,588
  1,545,100  Sara Lee                             42,007
                                             ------------
                                                 400,127
                                             ------------
ENERGY (4.1%)
    640,100  Amerada Hess                         29,045
    356,400  Chevron Corp.                        27,398
  1,443,000  Conoco Inc.                          29,311
    906,800  Halliburton Co.                      25,617
    799,500  Mobil Corp.                          66,508
    985,000  Texaco, Inc.                         45,864
                                             ------------
                                                 223,743
                                             ------------
FINANCIAL SERVICES (21.6%)
  2,038,000  Associates First Capital             82,794
  2,086,000  Capital One Financial               266,226
  1,563,200  Citigroup Inc.                       91,838
  6,168,000  Conseco, Inc.                       184,655
  5,010,800  Countrywide Credit Industries       189,784
  2,350,000  Hartford Financial Services
              Group                              127,047
  3,067,100  IndyMac Mortgage Holdings            32,588
    320,000  Loews Corp.                          25,020

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  ------------
  1,104,500  Morgan Stanley Dean Witter       $   99,957
  2,448,700  Wells Fargo                          89,990
                                             ------------
                                               1,189,899
                                             ------------
HEALTH CARE (12.3%)
  2,487,100  Aetna Inc.                          184,201
  1,469,900  American Home Products               87,459
  1,995,564  PacifiCare Health Systems
              Class B                            144,179 (2)
  3,295,996  Wellpoint Health Networks           259,972
                                             ------------
                                                 675,811
                                             ------------
TECHNOLOGY (12.0%)
  1,389,900  3Com Corp.                           43,695
  1,917,800  Compaq Computer                      67,602
  1,168,900  Hewlett-Packard                      77,659
    569,650  IBM                                  96,841
    500,000  KLA-Tencor                           25,906 (5)
    378,800  Micron Technology                    21,828
    824,300  Motorola, Inc.                       57,907
  2,045,000  Rational Software                    60,711
    530,400  Sun Microsystems                     51,615
    469,500  Teradyne, Inc.                       22,360
    602,700  Texas Instruments                    53,753 (5)
  1,428,600  Xerox Corp.                          78,841
                                             ------------
                                                 658,718
                                             ------------
TRANSPORTATION (1.7%)
    502,900  AMR Corp.                            27,880
  1,005,000  Continental Airlines Class B         34,798
  1,301,400  Northwest Airlines                   32,535
                                             ------------
                                                  95,213
                                             ------------
             TOTAL COMMON STOCKS (COST
              $3,977,212)                      4,894,141
                                             ------------
PREFERRED STOCKS (1.1%)
  2,258,200  News Corp. ADR (COST $56,624)        59,278
                                             ------------

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
U.S. TREASURY SECURITIES (2.4%)
$132,840,000 U.S. Treasury Bills, 4.345% &
              4.425%, due 4/1/99 & 4/22/99
              (COST $132,260)                 $  132,238
                                             ------------
REPURCHASE AGREEMENTS (2.4%)
131,215,000  State Street Bank and Trust
              Co. Repurchase Agreement,
              4.70%, due 3/1/99, dated
              2/26/99, Maturity Value
              $131,266,393, Collateralized
              by $115,340,000 U.S. Treasury
              Bonds, 7.25%, due 5/15/16
              (Collateral Value
              $135,164,409) (COST $131,215)      131,215 (3)
                                             ------------
SHORT-TERM INVESTMENTS (6.0%)
 50,000,000  Koch Industries, Inc., 4.76%,
              due 3/1/99                          50,000
 50,000,000  Pitney Bowes Inc., 4.85%, due
              3/1/99                              50,000
 25,000,000  Vulcan Materials Co., 4.81%,
              due 3/1/99                          25,000
 40,550,000  National Australia Funding,
              4.80%, due 3/2/99                   40,544
 50,000,000  Export Development Corp.,
              4.80%, due 3/3/99                   49,987
 50,000,000  Ford Motor Credit Co., 4.84%,
              due 3/4/99                          49,980

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Guardian Portfolio (Cont'd)

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  ------------
$30,000,000  Enterprise Funding Corp.,
              4.87%, due 3/5/99               $   29,984
 26,202,000  USAA Capital Corp., 4.81%, due
              3/5/99                              26,188
  7,002,158  N&B Securities Lending Quality
              Fund, LLC                            7,002
                                             ------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $328,685)                    328,685(3)
                                             ------------
             TOTAL INVESTMENTS (100.9%)
              (COST $4,625,996)                5,545,557(4)
             Liabilities, less cash,
              receivables and other assets
              [(0.9%)]                           (48,020)
                                             ------------
             TOTAL NET ASSETS (100.0%)        $5,497,537
                                             ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS

Neuberger Berman
--------------------------------------------------------------------------------

          International Portfolio

                                         TOP TEN EQUITY HOLDINGS
      ----------------------------------------------------------------------------------------------
     HOLDING                                   COUNTRY          INDUSTRY                   PERCENTAGE
 1.  France Telecom ADR                        France           Telecommunications               3.7%
 2.  Nokia Corp. ADR                           Finland          Telecommunications               3.3%
 3.  Aegon NV-New York                         Netherlands      Insurance                        2.2%
 4.  Tieto Corp.                               Finland          Technology                       2.2%
 5.  Takeda Chemical Industries                Japan            Pharmaceutical                   2.1%
 6.  Computer Configurations Holdings          South Africa     Technology                       1.8%
 7.  Orange PLC                                United Kingdom   Telecommunications               1.8%
 8.  Dassault Systemes ADR                     France           Technology                       1.7%
 9.  Mannesmann AG                             Germany          Machinery & Equipment            1.6%
10.  Autogrill SpA                             Italy            Restaurants                      1.5%

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
COMMON STOCKS (94.8%)
ARGENTINA (0.4%)
   14,570  YPF SA ADR                      $       423
                                           -------------
BELGIUM (3.3%)
   15,151  Mobistar SA                           1,199
    8,060  Telinfo SA                            1,280
    3,200  Tractebel                               564
   20,000  UCB SA                                1,040
                                           -------------
                                                 4,083
                                           -------------
BERMUDA (0.8%)
   17,000  Global Crossing                       1,003
                                           -------------
CANADA (0.5%)
   24,000  BioChem Pharma                          589
                                           -------------
CZECH REPUBLIC (0.8%)
   33,300  Ceske Radiokomunikace GDR             1,032  (6)
                                           -------------
DENMARK (0.8%)
   13,500  Unidanmark AS, A Shares                 962
                                           -------------

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
FINLAND (7.7%)
   22,000  Helsingin Puhelin               $     1,371
   30,000  Nokia Corp. ADR                       4,069
   19,800  Pohjola Insurance Group, B
            Shares                               1,088
   15,000  Sonera Group                            258
   66,000  Tieto Corp.                           2,649
                                           -------------
                                                 9,435
                                           -------------
FRANCE (10.3%)
   52,500  Dassault Systemes ADR                 2,093
   49,080  France Telecom ADR                    4,482
   16,720  Lagardere SCA                           643
   18,000  Scor SA ADR                             927
    6,000  Suez Lyonnaise des Eaux               1,201
    6,000  Synthelabo                            1,392
    7,000  Vivendi                               1,828
                                           -------------
                                                12,566
                                           -------------
GERMANY (4.0%)
   26,200  Continental AG                          654
    7,300  Henkel KGaA                             548
   15,000  Mannesmann AG                         2,017

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   12,000  Metro AG                          $     849
   13,000  Volkswagen AG                           842
                                           -------------
                                                 4,910
                                           -------------
HONG KONG (2.0%)
   31,100  Asia Satellite
            Telecommunications Holdings
            ADR                                    517
  100,000  Cheung Kong                             681
   65,000  Hang Seng Bank                          529
   25,200  HSBC Holdings                           709
                                           -------------
                                                 2,436
                                           -------------
HUNGARY (1.0%)
   20,400  Matav RT ADR                            556
   15,850  OTP Bank GDR                            624
                                           -------------
                                                 1,180
                                           -------------
INDONESIA (0.8%)
   37,400  PT Indosat ADR                          486
   80,700  PT Telekomunikasi Indonesia
            ADR                                    515
                                           -------------
                                                 1,001
                                           -------------
IRELAND (2.1%)
    9,900  Allied Irish Banks ADR                1,022
   44,200  CRH PLC                                 819
   10,100  Elan Corp. ADR                          775
                                           -------------
                                                 2,616
                                           -------------
ITALY (2.8%)
  189,380  Autogrill SpA                         1,893
   50,000  ENI SpA                                 289
   45,975  IFI                                     654
   93,023  Telecom Italia                          629
                                           -------------
                                                 3,465
                                           -------------
JAPAN (11.3%)
   12,300  Acom Co.                                727
  120,000  Bank of Tokyo-Mitsubishi              1,447
  101,000  Chugai Pharmaceutical                   967
   28,000  Kao Corp.                               559
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
    8,700  Kita Kyushu Coca-Cola Bottling    $     330
   15,000  Mikuni Coca-Cola Bottling               324
   89,000  Mitsubishi Trust & Banking              756
    5,500  Nintendo Corp.                          464
       65  NTT Corp.                               536
       20  NTT Mobile Communication
            Network                                813
   26,000  Sankyo Co.                              559
   17,400  Sanyo Coca-Cola Bottling                334
   12,800  Sony Corp.                              969
   75,000  Takeda Chemical Industries            2,580
   60,000  Terumo Corp.                          1,224
   24,000  Yamanouchi Pharmaceutical               732
   18,000  York-Benimaru Co.                       524
                                           -------------
                                                13,845
                                           -------------
MEXICO (1.9%)
  300,000  Cemex SA, B Shares                      926
  240,000  Corporacion Interamericana de
            Entretenimiento, B Shares              628
   30,000  Fomento Economico Mexicano ADR          789
                                           -------------
                                                 2,343
                                           -------------
NETHERLANDS (5.9%)
   26,000  Aegon NV-New York                     2,720
   20,148  Getronics NV                            881
   11,900  ING Groep                               667
   25,000  Laurus NV                               715
    8,200  Unilever NV                             592
   14,000  VNU NV                                  576
    5,700  Wolters Kluwer                        1,100
                                           -------------
                                                 7,251
                                           -------------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
NORWAY (2.2%)
  145,000  Merkantildata ASA               $     1,503
   33,400  Tomra Systems                         1,161
                                           -------------
                                                 2,664
                                           -------------
PORTUGAL (1.0%)
   25,000  Portugal Telecom ADR                  1,225
                                           -------------
RUSSIA (0.8%)
   16,800  Global TeleSystems Group                932
                                           -------------
SINGAPORE (4.8%)
  848,000  Datacraft Asia                        1,696
   65,000  Elec & Eltek International              354
  200,000  Overseas Union Bank                     731
   49,500  Singapore Press Holdings                563
  150,000  United Overseas Bank                    880
  285,000  Venture Manufacturing                 1,200
  900,000  Vickers Ballas Holdings                 452
                                           -------------
                                                 5,876
                                           -------------
SOUTH AFRICA (3.2%)
  400,134  Computer Configurations
            Holdings                             2,261
  200,000  Specialised Outsourcing               1,615
                                           -------------
                                                 3,876
                                           -------------
SPAIN (4.8%)
   43,850  Banco Bilbao Vizcaya ADR                647
   32,990  Banco Santander ADR                     650
   50,000  Endesa ADR                            1,319
   11,683  Telefonica SA ADR                     1,606
  200,000  TelePizza, SA                         1,638
                                           -------------
                                                 5,860
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
SWEDEN (3.8%)
   12,500  Assa Abloy                      $       585
   30,000  NetCom Systems, B Shares              1,147
   82,000  Skandia Forsakrings                   1,507
   52,800  Skandinaviska Enskilda Banken,
            A Shares                               590
   20,000  WM-Data                                 867
                                           -------------
                                                 4,696
                                           -------------
SWITZERLAND (2.4%)
      400  Kudelski SA                           1,295
      364  Novartis AG                             639
       30  Roche Holding                           380
    1,680  Swisscom AG                             664
                                           -------------
                                                 2,978
                                           -------------
TAIWAN (1.0%)
   28,800  ASE Test                              1,170
                                           -------------
UNITED KINGDOM (14.4%)
   55,000  Alliance & Leicester                    742
   48,800  Barclays PLC                          1,304
   32,300  Bodycote International                  427
   84,000  COLT Telecom Group                    1,554
   60,000  Diageo PLC                              658
   36,000  EMAP PLC                                773
   67,200  Energis PLC                           1,610
   40,500  Glaxo Wellcome                        1,293
   95,000  Hays PLC                                909
  150,000  Orange PLC                            2,171
  120,000  Rentokil Initial                        887
   40,000  Sage Group                            1,294
   60,000  SEMA Group                              673
   25,000  Serco Group                             563
  266,125  Stagecoach Holdings                   1,017
   51,000  United Utilities                        647
  140,000  WPP Group                             1,109
                                           -------------
                                                17,631
                                           -------------
           TOTAL COMMON STOCKS (COST
            $74,935)                           116,048
                                           -------------

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          International Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
PREFERRED STOCKS (1.5%)
    2,000  BMW AG, Germany                 $       814
      300  BMW AG-New, Germany                     125
    2,500  SAP AG-Vorzug, Germany                  945
                                           -------------
           TOTAL PREFERRED STOCKS (COST
            $1,289)                              1,884
                                           -------------
Principal
 Amount
---------
U.S. TREASURY SECURITIES (2.4%)
$3,000,000 U.S. Treasury Bills, 4.48% &
            4.54%, due 4/22/99 (COST
            $2,981)                              2,981(3)
                                           -------------
REPURCHASE AGREEMENTS (0.2%)
  240,000  State Street Bank and Trust
            Co. Repurchase Agreement,
            4.70%, due 3/1/99, dated
            2/26/99, Maturity Value
            $240,094, Collateralized by
            $215,000 U.S. Treasury Bonds,
            7.25%, due 5/15/16
            (Collateral Value $251,954)
            (COST $240)                            240  (3)
                                           -------------
                                              Market
                                             Value(1)
Principal                                     (000's
 Amount                                      omitted)
---------                                  -------------
SHORT-TERM INVESTMENTS (10.8%)
$4,800,000 General Electric Capital
            Corp., 4.72%, due 3/1/99         $   4,800
8,363,438  N&B Securities Lending Quality
            Fund, LLC                            8,363
                                           -------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $13,163)                      13,163(3)
                                           -------------
           TOTAL INVESTMENTS (109.7%)
            (COST $92,608)                     134,316
           Liabilities, less cash,
            receivables and other assets
            [(9.7%)]                           (11,884)
                                           -------------
           TOTAL NET ASSETS (100.0%)         $ 122,432
                                           -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SUMMARY SCHEDULE OF INVESTMENTS
BY INDUSTRY
Neuberger Berman
--------------------------------------------------------------------------------
          International Portfolio

                                     Market
                                    Value(1)
                                     (000's      Percentage of
  Industry                          omitted)      Net Assets
  ------------------------------  -------------  -------------
  Telecommunications                $  30,152          24.6%
  Banking & Financial                  15,053          12.3%
  Technology                           13,485          11.0%
  Pharmaceutical                       10,946           8.9%
  Electronics                           6,432           5.3%
  Insurance                             6,243           5.1%
  Diversified                           5,663           4.6%
  U.S. Treasury Securities &
   Other Assets-Net                     4,500           3.7%
  Restaurants                           3,531           2.9%
  Publishing & Broadcasting             3,013           2.5%
  Machinery & Equipment                 2,601           2.1%
  Food & Beverage                       2,435           2.0%
  Manufacturing                         2,363           1.9%
  Retailing                             2,088           1.7%
  Utilities                             1,966           1.6%
  Automotive                            1,781           1.5%
  Building Materials                    1,744           1.4%
  Industrial Goods & Services           1,450           1.2%
  Hospital Supplies                     1,224           1.0%
  Consumer Goods & Services             1,152           0.9%
  Advertising                           1,109           0.9%
  Media & Entertainment                 1,092           0.9%
  Transportation                        1,017           0.8%
  Oil & Gas                               711           0.6%
  Holding Companies                       681           0.6%
                                  -------------  -------------
  TOTAL NET ASSETS                  $ 122,432         100.0%
                                  -------------  -------------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------
          Manhattan Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Donaldson, Lufkin & Jenrette                    2.2%
 2.  Citrix Systems                                  2.1%
 3.  Staples, Inc.                                   2.0%
 4.  Elan Corp. ADR                                  2.0%
 5.  Kansas City Southern Industries                 1.9%
 6.  TJX Cos.                                        1.8%
 7.  Capital One Financial                           1.8%
 8.  Dollar Tree Stores                              1.8%
 9.  Intuit Inc.                                     1.7%
10.  Republic Services                               1.7%

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  -------------
COMMON STOCKS (96.3%)
BUSINESS SERVICES (6.6%)
    364,900  Avis Rent A Car                 $     8,370
    282,600  Cambridge Technology Partners         7,100
    106,500  International Network Services        5,445
     97,800  NCR Corp.                             4,004
    397,500  Saville Systems ADR                   7,925
    179,800  Valassis Communications               8,630
                                             -------------
                                                  41,474
                                             -------------
CAPITAL GOODS (1.7%)
    621,700  Republic Services                    10,841
                                             -------------
COMMUNICATIONS (5.8%)
    223,300  American Tower                        5,987
    278,900  ICG Communications                    5,247
    225,100  Intermedia Communications             4,080
     94,100  Jones Intercable Class A              3,811

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  -------------
    102,100  NTL Inc.                          $   7,932
    336,300  RSL Communications                    9,606
                                             -------------
                                                  36,663
                                             -------------
CONSUMER CYCLICALS (19.9%)
    132,600  Abercrombie & Fitch                  10,078
     65,300  Amazon.com                            8,367
     83,300  Costco Cos.                           6,690
    277,900  Dollar Tree Stores                   11,116
    346,500  Furniture Brands International        7,406
    180,500  Hayes Lemmerz International           4,693
    267,800  Lennar Corp.                          6,210
    273,900  Linens 'n Things                      9,860
    229,100  Office Depot                          8,176
    329,775  Outdoor Systems                       9,213
    434,400  Staples, Inc.                        12,774
    320,600  Sylvan Learning Systems              10,660
    395,200  TJX Cos.                             11,288
    320,500  Tower Automotive                      5,969
    140,400  Travel Services International         2,141
                                             -------------
                                                 124,641
                                             -------------
CONSUMER STAPLES (10.3%)
     81,500  American Italian Pasta                2,078
    178,500  Brinker International                 5,165
    335,500  Capstar Broadcasting                  6,773
    112,150  Cardinal Health                       8,096
    245,000  Chancellor Media                     10,719
    350,900  CKE Restaurants                       9,321
     80,600  Estee Lauder                          6,997
     70,900  Jones Apparel Group                   1,981
     86,600  SFX Entertainment                     5,293
    217,300  Suiza Foods                           8,040
                                             -------------
                                                  64,463
                                             -------------

SCHEDULE OF INVESTMENTS
Neuberger Berman

--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  -------------
ELECTRICAL EQUIPMENT (5.5%)
    149,100  Altera Corp.                    $     7,250
    122,800  KLA-Tencor                            6,363
    170,100  Level One Communications              5,698
     75,800  Micron Technology                     4,368
     98,700  PMC-Sierra                            6,995
     45,700  RF Micro Devices                      3,519
                                             -------------
                                                  34,193
                                             -------------
FINANCIAL SERVICES (9.8%)
     87,700  Capital One Financial                11,193
    241,100  Donaldson, Lufkin & Jenrette         13,743
    187,100  FINOVA Group                          9,507
    152,000  Nationwide Financial Services         6,906
    231,300  North Fork Bancorp.                   5,088
     82,700  Providian Financial                   8,446
     87,500  State Street                          6,710
                                             -------------
                                                  61,593
                                             -------------
HARDWARE (7.0%)
    343,000  Adaptec, Inc.                         6,838
    136,200  Ascend Communications                10,479
    194,300  Network Appliance                     8,161
    201,700  Sanmina Corp.                        10,539
     90,700  Uniphase Corp.                        7,993
                                             -------------
                                                  44,010
                                             -------------
HEALTH CARE (15.3%)
    345,000  Alternative Living Services           7,072
    100,900  ALZA Corp.                            5,291
    110,600  Biogen, Inc.                         10,631
    167,500  C. R. Bard                            9,443
                                                Market
                                               Value(1)
  Number                                        (000's
 of Shares                                     omitted)
-----------                                  -------------
    159,600  Elan Corp. ADR                    $  12,239
     53,500  Immunex Corp.                         7,570
    226,400  Mylan Laboratories                    6,184
    349,100  Omnicare, Inc.                        8,357
    385,600  Safeskin Corp.                        8,965
      7,900  Sepracor Inc.                           986
    263,500  STERIS Corp.                          8,663
     69,900  Sunrise Assisted Living               2,700
    158,600  Watson Pharmaceuticals                7,662
                                             -------------
                                                  95,763
                                             -------------
INTERNET (4.4%)
    123,100  Infoseek Corp.                        8,809
    109,600  Intuit Inc.                          10,844
     78,400  Safeguard Scientifics                 2,930
     33,600  Yahoo! Inc.                           5,158
                                             -------------
                                                  27,741
                                             -------------
SOFTWARE (8.1%)
    182,300  BMC Software                          7,451
    173,750  Citrix Systems                       13,400
    144,800  Compuware Corp.                       8,100
    178,800  Network Associates                    8,404
    227,500  Novell, Inc.                          4,408
    122,900  VERITAS Software                      8,726
                                             -------------
                                                  50,489
                                             -------------
TRANSPORTATION (1.9%)
    254,400  Kansas City Southern
              Industries                          11,893
                                             -------------
             TOTAL COMMON STOCKS (COST
              $489,643)                          603,764
                                             -------------

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Manhattan Portfolio (Cont'd)

                                                Market
                                               Value(1)
 Principal                                      (000's
  Amount                                       omitted)
-----------                                  -------------
SHORT-TERM INVESTMENTS (21.3%)
$21,800,000  General Electric Capital
              Corp., 4.72%, due 3/1/99         $  21,800
111,711,022  N&B Securities Lending Quality
              Fund, LLC                          111,711
                                             -------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $133,511)                    133,511(3)
                                             -------------
             TOTAL INVESTMENTS (117.6%)
              (COST $623,154)                    737,275(4)
             Liabilities, less cash,
              receivables and other
              assets[(17.6%)]                   (110,263)
                                             -------------
             TOTAL NET ASSETS (100.0%)         $ 627,012
                                             -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  CSK Auto                                        3.8%
 2.  Profit Recovery Group International             3.2%
 3.  Corporate Executive Board                       3.2%
 4.  Flextronics International                       2.8%
 5.  SFX Entertainment                               2.7%
 6.  Osteotech, Inc.                                 2.6%
 7.  Corinthian Colleges                             2.5%
 8.  White Cap Industries                            2.5%
 9.  Micromuse Inc.                                  2.4%
10.  Infoseek Corp.                                  2.4%

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
COMMON STOCKS (97.2%)
BUSINESS SERVICES (19.2%)
    4,000  Consolidated Graphics           $       243
   30,000  Corinthian Colleges                     671
   35,000  Corporate Executive Board               857
    8,000  F.Y.I. Inc.                             241
   36,000  First Consulting Group                  508
    5,000  Lason, Inc.                             271
    8,000  Metzler Group                           340
   35,000  Packaged Ice                            298
   26,000  Profit Recovery Group
            International                          859
   16,000  Provant, Inc.                           310
    9,000  Sylvan Learning Systems                 299
   50,000  UniCapital Corp.                        291
                                           -------------
                                                 5,188
                                           -------------
CONSUMER CYCLICALS (8.1%)
   23,000  Blue Rhino                              392
   35,000  Comfort Systems USA                     473
   12,000  School Specialty                        265

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   12,000  SFX Entertainment                 $     733
    9,000  Speedway Motorsports                    321
                                           -------------
                                                 2,184
                                           -------------
ELECTRICAL EQUIPMENT (3.9%)
    9,000  Lattice Semiconductor                   359
   10,000  Level One Communications                335
    7,000  PRI Automation                          210
    3,000  Vitesse Semiconductor                   138
                                           -------------
                                                 1,042
                                           -------------
ENERGY (2.0%)
   24,000  Hanover Compressor                      525
                                           -------------
FINANCIAL SERVICES (1.9%)
   15,000  Affiliated Managers Group               390
    5,000  HealthCare Financial Partners           131
                                           -------------
                                                   521
                                           -------------
HARDWARE (7.6%)
   27,000  ACT Networks                            314
   50,000  Ancor Communications                    312
   20,000  Flextronics International               754
    2,500  RF Micro Devices                        193
   12,000  Visual Networks                         471
                                           -------------
                                                 2,044
                                           -------------
HEALTH CARE (14.6%)
   12,000  Alternative Living Services             246
   27,000  Anesta Corp.                            535
   40,000  Karrington Health                       495
   14,000  Kendle International                    338
   25,000  MEDE AMERICA                            428
   25,000  Ocular Sciences                         613
   13,000  Osteotech, Inc.                         704

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Millennium Portfolio (Cont'd)

                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
   10,000  Priority Healthcare               $     389
   12,000  Province Healthcare                     182
                                           -------------
                                                 3,930
                                           -------------
INTERNET (6.6%)
    3,000  Exodus Communications                   220
    9,000  Infoseek Corp.                          644
    5,000  Safeguard Scientifics                   187
    6,000  theglobe.com                            278
    7,000  USWeb Corp.                             236
    5,000  VerticalNet, Inc.                       206
                                           -------------
                                                 1,771
                                           -------------
RETAIL (12.5%)
   30,000  CSK Auto                              1,029
   20,000  Dave & Buster's                         394
   15,000  Group 1 Automotive                      378
   12,000  Insight Enterprises                     279
   18,000  Sonic Automotive                        290
    9,000  Tweeter Home Entertainment
            Group                                  341
   45,000  White Cap Industries                    664
                                           -------------
                                                 3,375
                                           -------------
SOFTWARE (15.7%)
   30,000  Best Software                           488
   22,000  Catalyst International                  341
   70,000  Descartes Systems Group                 481
   13,000  Engineering Animation                   588
   30,000  Exchange Applications                   495
   20,000  Micromuse Inc.                          645
    5,000  VERITAS Software                        355
   12,000  Visio Corp.                             345
   60,000  VISTA Information Solutions             502
                                           -------------
                                                 4,240
                                           -------------
                                              Market
                                             Value(1)
 Number                                       (000's
of Shares                                    omitted)
---------                                  -------------
TELECOMMUNICATIONS (3.6%)
   15,000  Quanta Services                 $       405
   20,000  RSL Communications                      571
                                           -------------
                                                   976
                                           -------------
TRANSPORTATION (1.5%)
   25,000  United Road Services                    412
                                           -------------
           TOTAL COMMON STOCKS (COST
            $24,647)                            26,208
                                           -------------
Principal
 Amount
---------
U.S. TREASURY SECURITIES (1.2%)
$ 335,000  U.S. Treasury Bills, 4.13%,
            due 3/18/99 (COST $334)                334(3)
                                           -------------
SHORT-TERM INVESTMENTS (26.4%)
  440,000  General Electric Capital
            Corp., 4.72%, due 3/1/99               440
6,665,000  N&B Securities Lending Quality
            Fund, LLC                            6,665
                                           -------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $7,105)                        7,105  (3)
                                           -------------
           TOTAL INVESTMENTS (124.8%)
            (COST $32,086)                      33,647  (4)
           Liabilities, less cash,
            receivables and other assets
            [(24.8%)]                            (6,680)
                                           -------------
           TOTAL NET ASSETS (100.0%)       $    26,967
                                           -------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Bank One                                        3.1%
 2.  CIGNA Corp.                                     3.1%
 3.  Northern Telecom                                3.0%
 4.  MCI WorldCom                                    2.9%
 5.  MediaOne Group                                  2.8%
 6.  SLM Holding                                     2.5%
 7.  American Home Products                          2.5%
 8.  Xerox Corp.                                     2.5%
 9.  Chase Manhattan                                 2.4%
10.  Baxter International                            2.4%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMON STOCKS (97.4%)
AIRLINES (1.3%)
 1,532,100  Continental Airlines Class B    $    53,049
                                            ------------
AUTOMOBILE MANUFACTURING (1.5%)
   710,000  General Motors                       58,619
                                            ------------
AUTO/TRUCK REPLACEMENT PARTS (2.5%)
 1,215,000  AutoZone, Inc.                       42,525
 1,070,000  Delphi Automotive Systems            19,728
 1,036,000  Lear Corp.                           36,584
                                            ------------
                                                 98,837
                                            ------------
BANKING & FINANCIAL (10.4%)
 2,297,000  Bank One                            123,464
   988,000  BankAmerica Corp.                    64,529
 1,185,000  Chase Manhattan                      94,356
 2,063,300  Countrywide Credit Industries        78,147
 1,309,400  Household International              53,194
                                            ------------
                                                413,690
                                            ------------
CHEMICALS (0.5%)
   415,000  duPont                               21,295
                                            ------------

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
COMMUNICATIONS (4.9%)
   319,500  AT&T Corp.                      $    26,239
   945,400  Bell Atlantic                        54,301
 1,391,600  MCI WorldCom                        114,807
                                            ------------
                                                195,347
                                            ------------
ELECTRICAL & ELECTRONICS (3.6%)
 1,720,000  General Motors Class H               81,162
 1,165,000  Raytheon Co. Class A                 61,599
                                            ------------
                                                142,761
                                            ------------
ELECTRONICS (1.7%)
 2,191,200  Loral Space & Communications         39,442
   615,000  Teradyne, Inc.                       29,289
                                            ------------
                                                 68,731
                                            ------------
ENERGY (3.0%)
 1,899,200  McDermott International              37,865
 1,917,500  Texas Utilities                      81,374
                                            ------------
                                                119,239
                                            ------------
ENTERTAINMENT (1.1%)
 2,240,000  Mirage Resorts                       43,680
                                            ------------
FINANCIAL SERVICES (3.4%)
   390,000  Morgan Stanley Dean Witter           35,295
 2,338,800  SLM Holding                         100,276
                                            ------------
                                                135,571
                                            ------------
FOOD & TOBACCO (6.7%)
   940,000  Anheuser-Busch                       72,086
 2,293,900  ConAgra, Inc.                        69,104
 2,112,000  Nabisco Holdings                     93,720
   745,000  Philip Morris                        29,148
                                            ------------
                                                264,058
                                            ------------
FOOD PRODUCTS (1.5%)
   115,200  Diageo PLC ADR                        5,213
 1,940,000  Sara Lee                             52,744
                                            ------------
                                                 57,957
                                            ------------

                                                   February 28, 1999 (Unaudited)
--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
GAS (1.6%)
 1,751,600  Praxair, Inc.                   $    61,197
                                            ------------
HEALTH CARE (15.9%)
 1,670,000  ALZA Corp.                           87,571
 1,665,000  American Home Products               99,067
 1,340,000  Baxter International                 94,302
 1,490,000  Becton, Dickinson & Co.              49,915
 1,361,900  Boston Scientific                    36,090
 1,082,000  Centocor, Inc.                       44,971
 1,550,000  CIGNA Corp.                         121,675
   630,000  McKesson HBOC                        42,840
 2,711,000  Tenet Healthcare                     53,373
                                            ------------
                                                629,804
                                            ------------
INDUSTRIAL GOODS & SERVICES (1.0%)
 1,585,700  Owens-Illinois                       37,958
                                            ------------
INSURANCE (4.1%)
 1,835,000  Ace, Ltd.                            50,004
   650,000  Aetna Inc.                           48,141
   501,000  Allstate Corp.                       18,787
   230,000  NAC Re                               12,434
   560,600  XL Capital                           34,337
                                            ------------
                                                163,703
                                            ------------
OIL & GAS (4.4%)
   490,000  Chevron Corp.                        37,669
   410,000  Schlumberger Ltd.                    19,910
 1,575,000  Texaco Inc.                          73,336
 2,100,000  Tosco Corp.                          43,444
                                            ------------
                                                174,359
                                            ------------
REAL ESTATE (0.8%)
 2,825,300  Host Marriott                        30,549
                                            ------------
RETAILING (3.8%)
 1,208,000  Consolidated Stores                  30,426
 1,180,000  Harcourt General                     54,059
 1,205,000  Tandy Corp.                          67,028
                                            ------------
                                                151,513
                                            ------------
                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  ------------
STEEL (0.8%)
 1,435,000  AK Steel Holding                $    31,301
                                            ------------
TECHNOLOGY (11.3%)
 1,857,100  Computer Associates                  77,998
 1,073,000  Hewlett-Packard                      71,287
   470,000  IBM                                  79,900
 2,475,000  Parametric Technology                38,053
 1,728,300  Quantum Corp.                        28,409
   575,000  Texas Instruments                    51,283
 1,790,000  Xerox Corp.                          98,786
                                            ------------
                                                445,716
                                            ------------
TELECOMMUNICATIONS (7.5%)
 1,050,800  GTE Corp.                            68,171
 2,045,000  MediaOne Group                      111,452
 2,036,600  Northern Telecom                    118,250
                                            ------------
                                                297,873
                                            ------------
UTILITIES (4.1%)
   657,000  PG&E Corp.                           20,696
 2,120,000  The Williams Cos.                    78,440
 1,760,000  Unicom Corp.                         62,590
                                            ------------
                                                161,726
                                            ------------
            TOTAL COMMON STOCKS (COST
             $3,492,631)                      3,858,533
                                            ------------
PREFERRED STOCKS (1.1%)
 1,660,000  News Corp. ADR (COST $43,439)        43,575
                                            ------------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------

          Partners Portfolio (Cont'd)

                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  ------------
REPURCHASE AGREEMENTS (1.3%)
$51,050,000 State Street Bank and Trust
             Co. Repurchase Agreement,
             4.70%, due 3/1/99, dated
             2/26/99, Maturity Value
             $51,066,995, Collateralized
             by $44,875,000 U.S. Treasury
             Bonds, 7.25%, due 5/15/16
             (Collateral Value
             $52,588,025) (COST $51,050)     $   51,050(3)
                                            ------------
SHORT-TERM INVESTMENTS (3.1%)
 6,000,000  USAA Capital Corp., 4.80%, due
             3/2/99                               5,999
25,000,000  Vulcan Materials Co., 4.85%,
             due 3/2/99                          24,997
92,088,729  N&B Securities Lending Quality
             Fund, LLC                           92,089
                                            ------------
            TOTAL SHORT-TERM INVESTMENTS
             (COST $123,085)                    123,085 (3)
                                            ------------
            TOTAL INVESTMENTS (102.9%)
             (COST $3,710,205)                4,076,243 (4)
            Liabilities, less cash,
             receivables and other assets
             [(2.9%)]                          (116,483)
                                            ------------
            TOTAL NET ASSETS (100.0%)       $ 3,959,760
                                            ------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                   TOP TEN EQUITY HOLDINGS
     ---------------------------------------------------
     HOLDING                                   PERCENTAGE
 1.  Citigroup Inc.                                  3.6%
 2.  MCI WorldCom                                    3.5%
 3.  C. R. Bard                                      3.2%
 4.  Intel Corp.                                     2.7%
 5.  Wal-Mart Stores                                 2.7%
 6.  ALZA Corp.                                      2.7%
 7.  Wellpoint Health Networks                       2.6%
 8.  Unisys Corp.                                    2.5%
 9.  Tyco International                              2.5%
10.  Fannie Mae                                      2.5%

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
COMMON STOCKS (95.8%)
ADVERTISING (2.2%)
   330,000  True North Communications       $     7,693
                                            -------------
AUTOMOTIVE (1.7%)
   137,200  Borg-Warner Automotive                5,977
                                            -------------
BANKING & FINANCIAL (2.4%)
   160,000  Bank One                              8,600
                                            -------------
CHEMICALS (1.2%)
   100,000  Minerals Technologies                 4,294
                                            -------------
CONSUMER GOODS & SERVICES (2.0%)
   150,000  Kimberly-Clark                        7,088
                                            -------------
DIVERSIFIED (2.5%)
   120,000  Tyco International                    8,933
                                            -------------
ENERGY (1.7%)
    80,000  Chevron Corp.                         6,150
                                            -------------
ENTERTAINMENT (2.2%)
   300,000  Fox Entertainment Group               7,800
                                            -------------

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
FINANCIAL SERVICES (10.5%)
   150,000  Ambac Financial Group           $     8,400
   217,500  Citigroup Inc.                       12,778
   200,000  Dun & Bradstreet                      6,850
   125,000  Fannie Mae                            8,750
    53,500  Indigo Aviation ADR                     401
                                            -------------
                                                 37,179
                                            -------------
FOOD & BEVERAGE (1.9%)
    80,000  McDonald's Corp.                      6,800
                                            -------------
FURNISHINGS (2.1%)
   350,000  Leggett & Platt                       7,328
                                            -------------
HEALTH CARE (13.7%)
   180,000  ALZA Corp.                            9,439
    85,000  Biogen, Inc.                          8,171
   250,000  Invacare Corp.                        5,937
    90,000  Johnson & Johnson                     7,684
   120,000  Warner-Lambert                        8,287
   118,000  Wellpoint Health Networks             9,307
                                            -------------
                                                 48,825
                                            -------------
HOSPITAL SUPPLIES (5.2%)
   150,000  Beckman Coulter                       7,247
   200,000  C. R. Bard                           11,275
                                            -------------
                                                 18,522
                                            -------------
INDUSTRIAL & COMMERCIAL PRODUCTS (2.2%)
   350,000  Raychem Corp.                         7,984
                                            -------------
INSURANCE (3.9%)
   380,000  ESG Re                                6,436
   160,000  ReliaStar Financial                   7,260
                                            -------------
                                                 13,696
                                            -------------
OIL & GAS (1.3%)
   200,000  Cooper Cameron                        4,625
                                            -------------
PAPER & FOREST PRODUCTS (1.6%)
   190,000  Mead Corp.                            5,783
                                            -------------

SCHEDULE OF INVESTMENTS
Neuberger Berman                                   February 28, 1999 (Unaudited)

--------------------------------------------------------------------------------

          Socially Responsive Portfolio (Cont'd)

                                               Market
                                              Value(1)
  Number                                       (000's
of Shares                                     omitted)
----------                                  -------------
PUBLISHING & BROADCASTING (4.1%)
   240,000  CMP Media                       $     7,200
   150,000  Valassis Communications               7,200
                                            -------------
                                                 14,400
                                            -------------
RECYCLING (0.7%)
   187,500  IMCO Recycling                        2,355
                                            -------------
RETAIL GROCERY (1.9%)
   120,000  Albertson's Inc.                      6,840
                                            -------------
RETAIL STORES (4.6%)
   160,000  Circuit City Stores                   8,680
   120,000  Dayton Hudson                         7,508
                                            -------------
                                                 16,188
                                            -------------
RETAILING (2.7%)
   110,000  Wal-Mart Stores                       9,501
                                            -------------
TECHNOLOGY (12.8%)
   230,000  Analog Devices                        5,764
   160,000  Compaq Computer                       5,640
   120,000  Hewlett-Packard                       7,973
    80,000  Intel Corp.                           9,595
   300,000  Unisys Corp.                          8,944
   140,000  Xerox Corp.                           7,726
                                            -------------
                                                 45,642
                                            -------------
TELECOMMUNICATIONS (4.0%)
   150,000  MCI WorldCom                         12,375
   303,200  Metromedia International Group        1,762
                                            -------------
                                                 14,137
                                            -------------
TRANSPORTATION (1.9%)
   120,000  AMR Corp.                             6,653
                                            -------------
UTILITIES, ELECTRIC & GAS (4.8%)
   180,000  Cinergy Corp.                         5,254
   300,000  DPL Inc.                              5,343
   250,000  KeySpan Energy                        6,625
                                            -------------
                                                 17,222
                                            -------------
            TOTAL COMMON STOCKS (COST
             $260,523)                          340,215
                                            -------------
                                               Market
                                              Value(1)
Principal                                      (000's
  Amount                                      omitted)
----------                                  -------------
U.S. TREASURY SECURITIES (1.2%)
$ 4,370,000  U.S. Treasury Bills, 4.30% &
              4.485%, due 3/25/99 & 4/22/99
              (COST $4,347)                     $  4,347(3)
                                             ---------------
REPURCHASE AGREEMENTS (3.2%)
 11,340,000  State Street Bank and Trust
              Co. Repurchase Agreement,
              4.70%, due 3/1/99, dated
              2/26/99, Maturity Value
              $11,344,442, Collateralized
              by $9,970,000 U.S. Treasury
              Bonds, 7.25%, due 5/15/16
              (Collateral Value
              $11,683,624) (COST $11,340)         11,340(3)
                                             ---------------
SHORT-TERM INVESTMENTS (1.8%)
    100,000  Self Help Credit Union, 4.66%,
              due 5/24/99                            100
  6,293,657  N&B Securities Lending Quality
              Fund, LLC                            6,294
                                             ---------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $6,394)                        6,394(3)
                                             ---------------
             TOTAL INVESTMENTS (102.0%)
              (COST $282,604)                    362,296(4)
             Liabilities, less cash,
              receivables and other assets
              [(2.0%)]                            (6,964)
                                             ---------------
             TOTAL NET ASSETS (100.0%)          $355,332
                                             ---------------

SEE NOTES TO SCHEDULE OF INVESTMENTS

NOTES TO SCHEDULE OF INVESTMENTS
                                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust
1) Investment securities of each Portfolio are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Portfolio, which are valued at the last available bid price. The Portfolios value all other securities by a method the trustees of Equity Managers Trust and Global Managers Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
2) Affiliated issuer (see Note E of Notes to Financial Statements).
3) At cost, which approximates market value.
4) At February 28, 1999, selected Portfolio information on a U.S. Federal income tax basis was as follows:

                                                                                                                NET
                                                                          GROSS              GROSS          UNREALIZED
                                                                       UNREALIZED         UNREALIZED       APPRECIATION
NEUBERGER BERMAN                                      COST            APPRECIATION       DEPRECIATION      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
FOCUS PORTFOLIO                                  $ 1,059,364,728     $   679,640,706     $ 61,537,630      $618,103,076
GENESIS PORTFOLIO                                  1,762,881,325         182,036,789      237,157,652       (55,120,863)
GUARDIAN PORTFOLIO                                 4,631,212,166       1,236,374,590      322,029,482       914,345,108
MANHATTAN PORTFOLIO                                  623,154,006         151,141,461       37,020,222       114,121,239
MILLENNIUM PORTFOLIO                                  32,086,645           3,086,232        1,525,656         1,560,576
PARTNERS PORTFOLIO                                 3,713,681,052         512,732,171      150,170,224       362,561,947
SOCIALLY RESPONSIVE PORTFOLIO                        282,603,942          93,521,367       13,829,456        79,691,911

5) The following securities were held in escrow at February 28, 1999, to cover outstanding call options written:

                                                                                    MARKET VALUE       PREMIUM         MARKET
                                                               SECURITIES AND            OF              ON             VALUE
NEUBERGER BERMAN                                  SHARES           OPTIONS           SECURITIES        OPTIONS       OF OPTIONS
--------------------------------------------------------------------------------------------------------------------------------
GUARDIAN PORTFOLIO                                200,000     BankBoston Corp.      $ 8,087,500      $   543,982     $  700,000
                                                                May 1999 @ 40
                                                  500,000        KLA-Tencor          25,906,250        1,947,435      2,187,500
                                                               March 1999 @ 50
                                                  100,000     Texas Instruments       8,918,750          671,978        125,000
                                                              March 1999 @ 100

6) Security exempt from registration under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At February 28, 1999, this security amounted to $1,032,300 or 0.8% of net assets for Neuberger Berman International Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS

                 (This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES
----------------------------------------------------------------------


                                                                 EQUITY MANAGERS TRUST
                                                    ------------------------------------------------
                                                        FOCUS           GENESIS          GUARDIAN
(000'S OMITTED)                                       PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                    ------------------------------------------------
ASSETS
      Investments in securities, at market value*
        (Notes A & E) -- see Schedule of
        Investments:
          Unaffiliated issuers                      $   1,660,863    $   1,545,777    $   5,211,569
          Non-controlled affiliated issuers                16,605          161,983          333,988
                                                    ------------------------------------------------
                                                        1,677,468        1,707,760        5,545,557
      Cash                                                      6                4               10
      Deferred organization costs (Note A)                     --               --               --
      Dividends and interest receivable                     1,404            3,276            8,768
      Prepaid expenses and other assets                        23               47              115
      Receivable for securities sold                       42,727           20,410          106,079
                                                    ------------------------------------------------
                                                        1,721,628        1,731,497        5,660,529
                                                    ------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                               --               --            3,012
      Payable for collateral on securities loaned
        (Note A)                                           48,892           34,356            7,002
      Payable for securities purchased                     32,914           12,641          146,184
      Payable for variation margin (Note A)                    --               --            2,261
      Payable to investment manager (Note B)                  627              988            1,928
      Accrued expenses and other payables                     657            1,250            2,605
                                                    ------------------------------------------------
                                                           83,090           49,235          162,992
                                                    ------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   1,638,538    $   1,682,262    $   5,497,537
                                                    ------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $   1,018,851    $   1,737,383    $   4,555,306
      Net unrealized appreciation (depreciation)
        in value of investment securities,
        financial futures contracts, option
        contracts, translation of assets and
        liabilities in foreign currencies, and
        foreign currency contracts                        619,687          (55,121)         942,231
                                                    ------------------------------------------------
NET ASSETS                                          $   1,638,538    $   1,682,262    $   5,497,537
                                                    ------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $   1,024,810    $   1,584,548    $   4,264,323
Non-controlled affiliated issuers                          32,971          178,333          361,673
                                                    ------------------------------------------------
      Total cost of investments                     $   1,057,781    $   1,762,881    $   4,625,996
                                                    ------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

                                                    February 28,1999 (Unaudited)
----------------------------------------------------------------------

                                                       GLOBAL
                                                      MANAGERS                       EQUITY MANAGERS TRUST
                                                       TRUST       ---------------------------------------------------------
                                                    ------------                                                  SOCIALLY
                                                    INTERNATIONAL   MANHATTAN      MILLENNIUM      PARTNERS      RESPONSIVE
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    ------------------------------------------------------------------------
ASSETS
    Investments in securities, at market value*
      (Notes A & E) -- see Schedule of
      Investments:
          Unaffiliated issuers                      $   134,316    $   737,275    $    33,647    $ 4,076,243    $   362,296
          Non-controlled affiliated issuers                  --             --             --             --             --
                                                    ------------------------------------------------------------------------
                                                        134,316        737,275         33,647      4,076,243        362,296
      Cash                                                   11              4              4              8              9
      Deferred organization costs (Note A)                    3             --             --             --             --
      Dividends and interest receivable                     436          2,253             28          7,237            722
      Prepaid expenses and other assets                      11             59             --             70              7
      Receivable for securities sold                        613          5,468             34          1,438          6,009
                                                    ------------------------------------------------------------------------
                                                        135,390        745,059         33,713      4,084,996        369,043
                                                    ------------------------------------------------------------------------
LIABILITIES
      Option contracts written, at market value
        (Note A)                                             --             --             --             --             --
      Payable for collateral on securities loaned
        (Note A)                                          8,364        111,711          6,665         92,089          6,293
      Payable for securities purchased                    4,185          3,851             15         28,145          6,907
      Payable for variation margin (Note A)                  --             --             --             --             --
      Payable to investment manager (Note B)                 82            263             17          1,396            149
      Accrued expenses and other payables                   327          2,222             49          3,606            362
                                                    ------------------------------------------------------------------------
                                                         12,958        118,047          6,746        125,236         13,711
                                                    ------------------------------------------------------------------------
NET ASSETS Applicable to Investors' Beneficial
  Interests                                         $   122,432    $   627,012    $    26,967    $ 3,959,760    $   355,332
                                                    ------------------------------------------------------------------------

NET ASSETS consist of:
      Paid-in capital                               $    80,726    $   512,891    $    25,406    $ 3,593,722    $   275,640
      Net unrealized appreciation (depreciation)
        in value of investment securities,
        financial futures contracts, option
        contracts, translation of assets and
        liabilities in foreign currencies, and
        foreign currency contracts                       41,706        114,121          1,561        366,038         79,692
                                                    ------------------------------------------------------------------------
NET ASSETS                                          $   122,432    $   627,012    $    26,967    $ 3,959,760    $   355,332
                                                    ------------------------------------------------------------------------
*Cost of investments:
Unaffiliated issuers                                $    92,608    $   623,154    $    32,086    $ 3,710,205    $   282,604
Non-controlled affiliated issuers                            --             --             --             --             --
                                                    ------------------------------------------------------------------------
      Total cost of investments                     $    92,608    $   623,154    $    32,086    $ 3,710,205    $   282,604
                                                    ------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
----------------------------------------------------------------------

                                                              EQUITY MANAGERS TRUST
                                                    ------------------------------------------

                                                       FOCUS         GENESIS        GUARDIAN
                                                     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                      For the        For the        For the
                                                     Six Months     Six Months     Six Months
                                                       Ended          Ended          Ended
                                                    February 28,   February 28,   February 28,
                                                        1999           1999           1999
(000'S OMITTED)                                     (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                    ------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $     6,393    $    16,601    $    28,153
      Dividend income -- non-controlled affiliated
        issuers                                             243            391            845
      Interest income                                       497          3,155         16,496
      Foreign taxes withheld (Note A)                       (37)            --           (554)
                                                    ------------------------------------------
        Total income                                      7,096         20,147         44,940
                                                    ------------------------------------------
    Expenses:
      Investment management fee (Note B)                  3,723          6,961         12,941
      Accounting fees                                         5              5              5
      Amortization of deferred organization and
        initial offering expenses (Note A)                   --             --             --
      Auditing fees                                          21             23             24
      Custodian fees (Note B)                               122            181            426
      Insurance expense                                      10             13             44
      Legal fees                                             13             16             14
      Trustees' fees and expenses                            11             15             36
      Miscellaneous                                          --             22             --
                                                    ------------------------------------------
        Total expenses                                    3,905          7,236         13,490
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (2)            (4)            (2)
                                                    ------------------------------------------
        Total net expenses                                3,903          7,232         13,488
                                                    ------------------------------------------
        Net investment income (loss)                      3,193         12,915         31,452
                                                    ------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers            67,598        (81,908)       443,851
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers          (5,311)        (1,491)            --
    Net realized gain on option contracts (Note A)           54             --          3,042
    Net realized gain (loss) on financial futures
      contracts (Note A)                                     --             --         81,082
    Net realized loss on foreign currency
      transactions (Note A)                                  --             --             --
    Net realized loss on equity swap contracts
      (Note A)                                               --             --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, equity swap contracts,
      translation of assets and liabilities in
      foreign currencies, and foreign currency
      contracts (Note A)                                395,546        217,640        767,858
                                                    ------------------------------------------
        Net gain on investments                         457,887        134,241      1,295,833
                                                    ------------------------------------------
        Net increase in net assets resulting from
          operations                                $   461,080    $   147,156    $ 1,327,285
                                                    ------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                       GLOBAL
                                                      MANAGERS
                                                       TRUST                         EQUITY MANAGERS TRUST
                                                    ------------   ---------------------------------------------------------

                                                                                   MILLENNIUM
                                                                                   PORTFOLIO
                                                                                    For the
                                                                                  Period from                     SOCIALLY
                                                    INTERNATIONAL   MANHATTAN     October 20,      PARTNERS      RESPONSIVE
                                                     PORTFOLIO      PORTFOLIO         1998        PORTFOLIO      PORTFOLIO
                                                                                  (Commencement
                                                      For the        For the           of          For the        For the
                                                     Six Months     Six Months    Operations)     Six Months     Six Months
                                                       Ended          Ended            to           Ended          Ended
                                                    February 28,   February 28,   February 28,   February 28,   February 28,
                                                        1999           1999           1999           1999           1999
                                                    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                    ------------------------------------------------------------------------
INVESTMENT INCOME
    Income:
      Dividend income -- unaffiliated issuers       $       224    $       578    $        --    $    38,731    $     2,013
      Dividend income -- non-controlled affiliated
        issuers                                              --             --             --             --             --
      Interest income                                       339            976             32          3,279            353
      Foreign taxes withheld (Note A)                       (33)            --             --           (107)            --
                                                    ------------------------------------------------------------------------
        Total income                                        530          1,554             32         41,903          2,366
                                                    ------------------------------------------------------------------------
    Expenses:
      Investment management fee (Note B)                    518          1,595             50          8,923            896
      Accounting fees                                         5              5              4              5              5
      Amortization of deferred organization and
        initial offering expenses (Note A)                    6             --             --             --              3
      Auditing fees                                          16             31              6             23             15
      Custodian fees (Note B)                               105             92             18            303             53
      Insurance expense                                       1              4             --             24              2
      Legal fees                                             18             13              9              9              8
      Trustees' fees and expenses                            10              6              2             25              5
      Miscellaneous                                           3              7             --             --             --
                                                    ------------------------------------------------------------------------
        Total expenses                                      682          1,753             89          9,312            987
      Expenses reduced by custodian fee expense
        offset arrangement (Note B)                          (2)            (3)            (1)            (2)            (1)
                                                    ------------------------------------------------------------------------
        Total net expenses                                  680          1,750             88          9,310            986
                                                    ------------------------------------------------------------------------
        Net investment income (loss)                       (150)          (196)           (56)        32,593          1,380
                                                    ------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investment
      securities sold in unaffiliated issuers            (5,875)        16,611          2,226        157,610          6,144
    Net realized loss on investment securities
      sold in non-controlled affiliated issuers              --             --             --             --             --
    Net realized gain on option contracts (Note A)           --             --             --             --             --
    Net realized gain (loss) on financial futures
      contracts (Note A)                                 (1,217)            --             --             --             --
    Net realized loss on foreign currency
      transactions (Note A)                              (2,018)            --             --             --             --
    Net realized loss on equity swap contracts
      (Note A)                                             (274)            --             --             --             --
    Change in net unrealized appreciation
      (depreciation) of investment securities,
      financial futures contracts, option
      contracts, equity swap contracts,
      translation of assets and liabilities in
      foreign currencies, and foreign currency
      contracts (Note A)                                 19,444        126,995          1,561        537,283         63,179
                                                    ------------------------------------------------------------------------
        Net gain on investments                          10,060        143,606          3,787        694,893         69,323
                                                    ------------------------------------------------------------------------
        Net increase in net assets resulting from
          operations                                $     9,910    $   143,410    $     3,731    $   727,486    $    70,703
                                                    ------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
----------------------------------------------------------------------

                                                                 EQUITY MANAGERS
                                                                      TRUST

                                                      FOCUS                          GENESIS
                                                    PORTFOLIO                       PORTFOLIO
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1999         August 31,         1999         August 31,
(000'S OMITTED)                            (UNAUDITED)        1998         (UNAUDITED)        1998
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $      3,193    $     10,123    $     12,915    $     23,438
    Net realized gain (loss) on
      investments                               62,341          74,686         (83,399)         35,406
    Change in net unrealized
      appreciation (depreciation) of
      investments                              395,546        (360,086)        217,640        (545,041)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         461,080        (275,277)        147,156        (486,197)
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   25,197         178,065         115,426       1,557,053
    Reductions                                (165,217)       (158,751)       (392,675)       (342,152)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests      (140,020)         19,314        (277,249)      1,214,901
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          321,060        (255,963)       (130,093)        728,704
NET ASSETS:
    Beginning of period                      1,317,478       1,573,441       1,812,355       1,083,651
                                          -------------------------------------------------------------
    End of period                         $  1,638,538    $  1,317,478    $  1,682,262    $  1,812,355
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                EQUITY MANAGERS               GLOBAL MANAGERS               EQUITY MANAGERS
                                                     TRUST                         TRUST                         TRUST

                                                   GUARDIAN                    INTERNATIONAL                   MANHATTAN
                                                   PORTFOLIO                     PORTFOLIO                     PORTFOLIO
                                           Six Months                    Six Months                    Six Months
                                             Ended           Year          Ended           Year          Ended           Year
                                          February 28,      Ended       February 28,      Ended       February 28,      Ended
                                              1999        August 31,        1999        August 31,        1999        August 31,
                                          (UNAUDITED)        1998       (UNAUDITED)        1998       (UNAUDITED)        1998
                                          ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $    31,452    $    78,026    $      (150)   $       391    $      (196)   $      (343)
    Net realized gain (loss) on
      investments                             527,975        893,833         (9,384)       (10,675)        16,611         45,585
    Change in net unrealized
      appreciation (depreciation) of
      investments                             767,858     (2,420,985)        19,444           (596)       126,995       (106,156)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations      1,327,285     (1,449,126)         9,910        (10,880)       143,410        (60,914)
                                          ---------------------------------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  46,875        391,142         49,074         91,654         18,985         53,069
    Reductions                             (1,664,428)    (1,912,418)       (64,374)       (68,216)       (58,742)       (90,539)
                                          ---------------------------------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests   (1,617,553)    (1,521,276)       (15,300)        23,438        (39,757)       (37,470)
                                          ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS        (290,268)    (2,970,402)        (5,390)        12,558        103,653        (98,384)
NET ASSETS:
    Beginning of period                     5,787,805      8,758,207        127,822        115,264        523,359        621,743
                                          ---------------------------------------------------------------------------------------
    End of period                         $ 5,497,537    $ 5,787,805    $   122,432    $   127,822    $   627,012    $   523,359
                                          ---------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                             EQUITY
                                            MANAGERS
                                              TRUST

                                           MILLENNIUM
                                            PORTFOLIO
                                           Period from
                                           October 20,
                                              1998
                                          (Commencement
                                               of
                                           Operations)
                                               to
                                          February 28,
                                              1999
(000'S OMITTED)                            (UNAUDITED)
                                          -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $        (56)
    Net realized gain (loss) on
      investments                                2,226
    Change in net unrealized
      appreciation (depreciation) of
      investments                                1,561
                                          -------------
    Net increase (decrease) in net
      assets resulting from operations           3,731
                                          -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                   23,454
    Reductions                                    (218)
                                          -------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests        23,236
                                          -------------
NET INCREASE (DECREASE) IN NET ASSETS           26,967
NET ASSETS:
    Beginning of period                             --
                                          -------------
    End of period                         $     26,967
                                          -------------

SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------

                                                                 EQUITY MANAGERS
                                                                      TRUST

                                                                                    SOCIALLY
                                                    PARTNERS                       RESPONSIVE
                                                    PORTFOLIO                       PORTFOLIO
                                           Six Months                      Six Months
                                              Ended           Year            Ended           Year
                                          February 28,        Ended       February 28,        Ended
                                              1999         August 31,         1999         August 31,
                                           (UNAUDITED)        1998         (UNAUDITED)        1998
                                          -------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS:
    Net investment income (loss)          $     32,593    $     46,344    $      1,380    $      2,863
    Net realized gain (loss) on
      investments                              157,610         408,784           6,144          26,331
    Change in net unrealized
      appreciation (depreciation) of
      investments                              537,283        (872,798)         63,179         (50,773)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from operations         727,486        (417,670)         70,703         (21,579)
                                          -------------------------------------------------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
  INTERESTS:
    Additions                                  135,861         743,583          25,042          71,633
    Reductions                                (484,924)       (320,149)        (23,263)        (23,485)
                                          -------------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from transactions
      in investors' beneficial interests      (349,063)        423,434           1,779          48,148
                                          -------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS          378,423           5,764          72,482          26,569
NET ASSETS:
    Beginning of period                      3,581,337       3,575,573         282,850         256,281
                                          -------------------------------------------------------------
    End of period                         $  3,959,760    $  3,581,337    $    355,332    $    282,850
                                          -------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
                                                   February 28, 1999 (Unaudited)
----------------------------------------------------------------------
          Equity Managers Trust and Global Managers Trust

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
1) GENERAL: Neuberger Berman Focus Portfolio ("Focus"), Neuberger Berman Genesis Portfolio ("Genesis"), Neuberger Berman Guardian Portfolio ("Guardian"), Neuberger Berman Manhattan Portfolio ("Manhattan"), Neuberger Berman Millennium Portfolio ("Millennium"), Neuberger Berman Partners Portfolio ("Partners"), and Neuberger Berman Socially Responsive Portfolio ("Socially Responsive") are separate operating series of Equity Managers Trust ("Managers Trust"), a New York common law trust organized as of December 1, 1992. Neuberger Berman International Portfolio ("International") is a separate operating series of Global Managers Trust ("Global"), a New York common law trust organized as of March 18, 1994, with its principal office in the Cayman Islands. These eight aforementioned series are collectively referred to as the "Portfolios." Managers Trust and Global (collectively, the "Trusts") are registered as diversified, open-end management investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"). Millennium had no operations until October 20, 1998, other than matters relating to its organization and registration as a series of Managers Trust. Other regulated investment companies sponsored by Neuberger Berman Management Inc. ("Management"), whose financial statements are not presented herein, also invest in the Trusts. Global currently has only one Portfolio.
      The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.
2) PORTFOLIO VALUATION: Investment securities are valued as indicated in the notes following the Portfolios' Schedule of Investments.
3) FOREIGN CURRENCY TRANSLATION: The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.
4) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost.
5) FORWARD FOREIGN CURRENCY CONTRACTS: The Portfolios may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Portfolio. The Portfolios have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Portfolios could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Portfolio is determined using forward foreign currency exchange rates supplied by an independent pricing service.
6) TAXES: Managers Trust intends to comply with the requirements of the Internal Revenue Code. Each Portfolio of the Trusts also intends to conduct its operations so that each of its investors (in the case of Global, its U.S. investors) will be able to qualify as a regulated investment company. Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes and is therefore not subject to U.S. Federal income tax. There is, at present, no direct taxation in the Cayman Islands, and therefore interest, dividends, and capital gains derived by Global are not subject to taxes in that jurisdiction.
7) FOREIGN TAXES: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
8) ORGANIZATION EXPENSES: Expenses incurred by International and Socially Responsive in connection with their organization are being amortized on a straight-line basis over a five-year period. At February 28, 1999, the unamortized balance of such expenses amounted to $3,375 and $233, for International and Socially Responsive, respectively.
9) EXPENSE ALLOCATION: Each Portfolio bears all costs of its operations. Expenses incurred by each of the Trusts with respect to any two or more Portfolios are allocated in proportion to the net assets of such Portfolios, except where a more appropriate allocation of expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

10) CALL OPTIONS: Premiums received by each Portfolio upon writing a covered call option are recorded in the liability section of each Portfolio's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Portfolio realizes a gain or loss and the liability is eliminated. A Portfolio bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

   Summary of option transactions for the six months ended February 28, 1999:

                                                                VALUE
                                                                 WHEN
FOCUS                                            NUMBER        WRITTEN
-------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/98                         0      $          0
CONTRACTS WRITTEN                                10,180         3,425,092
CONTRACTS EXPIRED                                (1,880)         (920,082)
CONTRACTS EXERCISED                              (3,525)         (870,436)
CONTRACTS CLOSED                                 (4,775)       (1,634,574)
                                                 ------------------------
CONTRACTS OUTSTANDING 2/28/99                         0      $          0
                                                 ------------------------

                                                                 VALUE
                                                                  WHEN
GUARDIAN                                          NUMBER        WRITTEN
--------------------------------------------------------------------------
CONTRACTS OUTSTANDING 8/31/98                      7,018      $  3,498,330
CONTRACTS WRITTEN                                 42,000        17,810,913
CONTRACTS EXPIRED                                (12,518)       (5,081,776)
CONTRACTS EXERCISED                              (15,000)       (8,098,489)
CONTRACTS CLOSED                                 (13,500)       (4,965,583)
                                                 -------------------------
CONTRACTS OUTSTANDING 2/28/99                      8,000      $  3,163,395
                                                 -------------------------

11) FINANCIAL FUTURES CONTRACTS: Focus, Guardian, International, Millennium, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. Also, Focus and Guardian may each buy and sell stock index futures contracts for purposes of managing cash flow. International may also buy and sell financial futures contracts for non-hedging purposes. At the time a Portfolio enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Portfolios as unrealized gains or losses.
       Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Portfolio recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.
       For U.S. Federal income tax purposes, the futures transactions undertaken by a Portfolio may cause that Portfolio to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Portfolios. Also, a Portfolio's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Portfolio's taxable income.
       During the period ended February 28, 1999, Focus, Millennium, and Socially Responsive did not enter into any financial futures contracts.
       During the six months ended February 28, 1999, International had entered into various financial futures contracts. At February 28, 1999, there were no open positions.
       At February 28, 1999, open positions in financial futures contracts for Guardian were as follows:

                                                                                            UNREALIZED
   EXPIRATION                            OPEN CONTRACTS                         POSITION    APPRECIATION
-------------------------------------------------------------------------------------------------------
March 1999          1,507   S&P 500 Futures                                        Long     $22,519,480

      At February 28, 1999, Guardian had the following securities deposited in a segregated account to cover margin requirements on open financial futures contracts:

    PRINCIPAL
    AMOUNT                            SECURITY
    -----------------------------------------------------------
    $ 10,205,000      U.S. Treasury Bills, 4.345%, due 4/1/1999

      21,500,000     U.S. Treasury Bills, 4.425%, due 4/22/1999

12) SECURITY LENDING: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trusts' Boards of Trustees, monitors the creditworthiness of the parties to whom the Portfolios make security loans. The Portfolios will not lend securities on which covered call options have been written, or lend securities on terms which would prevent each of their investors from qualifying as a regulated investment company. Effective June 1, 1998, the Portfolios entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Portfolios receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Portfolios invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company pursuant to guidelines approved by the Trusts' investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Portfolios receive a fee, payable monthly, negotiated by the Portfolios and Morgan, based on the number and duration of the lending transactions. At February 28, 1999, the value of the securities loaned and the value of the collateral were as follows:

                                                   VALUE OF
                                                  SECURITIES         VALUE OF
                                                    LOANED          COLLATERAL
--------------------------------------------------------------------------------
FOCUS                                            $  47,933,652     $  48,892,335
GENESIS                                             33,682,579        34,356,306
GUARDIAN                                             6,864,855         7,002,158
INTERNATIONAL                                        8,199,450         8,363,438
MANHATTAN                                          109,520,578       111,711,022
MILLENNIUM                                           6,577,912         6,665,000
PARTNERS                                            90,283,072        92,088,729
SOCIALLY RESPONSIVE                                  6,170,250         6,293,657

13) REPURCHASE AGREEMENTS: Each Portfolio may enter into repurchase agreements with institutions that each Portfolio's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Portfolio requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Portfolio to obtain those securities in the event of a default under the repurchase agreement. A Portfolio monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Portfolio under each such repurchase agreement.
14) SWAPS: International has entered into equity swap contracts to gain exposure to specific foreign equities. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified security prices or interest rates. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

       Risks may arise as a result of the failure of another party to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Portfolio and/or the termination value at the end of the contract. Therefore, International considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying equities.
       International records a net receivable or payable for the amount expected to be received or paid under the contract. The fluctuation in the market value of the underlying security is recorded as unrealized appreciation (depreciation) of investments. Premium payments made to enter into a swap contract are capitalized and amortized over the life of the swap contract. Management periodically reviews the value of the unamortized balance of the premium payment and may accelerate the amortization. At February 28, 1999, International had no outstanding equity swap contracts.

NOTE B -- MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
   Each Portfolio retains Management as its investment manager under a Management Agreement. For such investment management services, each Portfolio (except Genesis, International, and Millennium) pays Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Genesis and Millennium pay Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Prior to December 15, 1997, Management had voluntarily agreed to waive a portion of the management fee borne directly by Genesis and indirectly by any entity that invested in Genesis to reduce the annual fee by 0.10% per annum of average daily net assets of Genesis. Effective December 15, 1997, the above waiver was terminated. International pays Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of that Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion.
   All of the capital stock of Management is owned by individuals who are also principals of Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Portfolio. Neuberger is retained by

Management to furnish it with investment recommendations and research information without added cost to each Portfolio. Several individuals who are officers and/or trustees of the Trusts are also principals of Neuberger and/or officers and/or directors of Management.
   Each Portfolio has an expense offset arrangement in connection with its custodian contract. In addition, in connection with the Securities Lending Agreement between each Portfolio and Morgan, Morgan has agreed to reimburse each Portfolio for transaction costs incurred on security lending transactions charged by the custodian. The impact of these arrangements, respectively, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $162 and $1,632, $166 and $3,536, $315 and $1,624, $116 and
$1,792, $116 and $2,944, $301 and $520, $168 and $1,856, and $100 and $448, for
Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, and Socially Responsive, respectively.

NOTE C -- SECURITIES TRANSACTIONS:
   During the six months ended February 28, 1999, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, forward foreign currency contracts, option contracts, and equity swap contracts) as follows:

                                                    PURCHASES             SALES
------------------------------------------------------------------------------------
FOCUS                                            $   397,301,619     $   525,042,028
GENESIS                                              232,202,486         474,841,102
GUARDIAN                                           2,144,893,710       4,020,900,683
INTERNATIONAL                                         41,094,507          53,577,696
MANHATTAN                                            283,532,028         321,578,824
MILLENNIUM                                            33,864,943          11,426,582
PARTNERS                                           3,272,942,139       3,435,597,084
SOCIALLY RESPONSIVE                                   95,860,433          90,481,097

   During the six months ended February 28, 1999, International had entered into various contracts to deliver currencies at specified future dates. At February 28, 1999, there were no open contracts.

   During the six months ended February 28, 1999, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                                    OTHER
                                                  NEUBERGER        BROKERS          TOTAL
--------------------------------------------------------------------------------------------
FOCUS                                            $  518,826      $   561,853     $ 1,080,679
GENESIS                                             528,353          536,852       1,065,205
GUARDIAN                                          2,043,446        4,106,527       6,149,973
INTERNATIONAL                                         4,692          277,294         281,986
MANHATTAN                                           195,212          288,686         483,898
MILLENNIUM                                           11,550            9,437          20,987
PARTNERS                                          4,586,919        3,987,457       8,574,376
SOCIALLY RESPONSIVE                                 165,385           76,638         242,023

NOTE D -- COMBINED LINE OF CREDIT:
   At February 28, 1999, Genesis, Manhattan, and Millennium were three of the holders of a committed, unsecured $100,000,000 combined line of credit with State Street Bank and Trust Company, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.75% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which Genesis, Manhattan, and Millennium each has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all the participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in the line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Portfolio will have access to the entire $100,000,000 at any particular time. Genesis, Manhattan, and Millennium had no loans outstanding pursuant to this line of credit at February 28, 1999. During the six months ended February 28, 1999, Genesis, Manhattan, and Millennium did not utilize this line of credit.
   At February 28, 1999, International was one of two holders of a $20,000,000 combined uncommitted, secured line of credit with State Street Bank and Trust Company to be used for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in the line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Portfolio will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at February 28, 1999, nor had it utilized this line of credit at any time prior to that date.

NOTE E -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                 BALANCE OF        GROSS           GROSS         BALANCE OF
                                                 SHARES HELD     PURCHASES         SALES         SHARES HELD          VALUE
                    FOCUS                        AUGUST 31,         AND             AND         FEBRUARY 28,      FEBRUARY 28,
NAME OF ISSUER:                                     1998         ADDITIONS      REDUCTIONS          1999              1999
-------------------------------------------------------------------------------------------------------------------------------
ADVANTA Corp. Class A                               948,694              0         150,194           798,500      $  9,332,469
ADVANTA Corp. Class B                               910,000              0         107,500           802,500         7,272,656
Sierra Health Services**                          1,360,000              0       1,360,000                 0                 0

                                                 BALANCE OF        GROSS           GROSS         BALANCE OF
                                                 SHARES HELD     PURCHASES         SALES         SHARES HELD          VALUE
                   GENESIS                       AUGUST 31,         AND             AND         FEBRUARY 28,      FEBRUARY 28,
NAME OF ISSUER:                                     1998         ADDITIONS      REDUCTIONS          1999              1999
-------------------------------------------------------------------------------------------------------------------------------
AAR Corp.                                         1,748,650         60,900          28,200         1,781,350      $ 26,942,919
ADAC Laboratories                                 1,003,100         42,200           2,000         1,043,300        18,648,988
Alliant Techsystems                                 648,500         90,600          23,700           715,400        56,650,738
Aviall Inc.                                       1,194,100         50,400               0         1,244,500        17,189,656
DONCASTERS PLC ADR                                  468,300              0               0           468,300         8,283,056
Eltron International**                              420,000              0         420,000                 0                 0
Inprise Corp.                                     2,606,300              0               0         2,606,300        13,031,500
Pameco Corp.**                                      281,800              0         281,800                 0                 0
Primex Technologies                                 235,000        102,000               0           337,000        14,006,563
SOS Staffing Services                               641,900        172,500               0           814,400         7,227,800

                                                 BALANCE OF         GROSS           GROSS         BALANCE OF
                                                 SHARES HELD      PURCHASES         SALES         SHARES HELD           VALUE
                  GUARDIAN                       AUGUST 31,          AND             AND         FEBRUARY 28,        FEBRUARY 28,
NAME OF ISSUER:                                     1998          ADDITIONS      REDUCTIONS          1999                1999
-----------------------------------------------------------------------------------------------------------------------------------
Cabot Corp.                                       3,841,000               0               0         3,841,000      $     96,745,188
Capital One Financial**                           3,087,900               0       1,001,900         2,086,000           266,225,750
Coltec Industries**                               4,863,900               0       4,863,900                 0                     0
Countrywide Credit Industries**                   6,590,000               0       1,579,200         5,010,800           189,784,050
Foundation Health Systems**                       9,939,900               0       9,939,900                 0                     0
Mark IV Industries**                              2,942,081               0       2,942,081                 0                     0
PacifiCare Health Systems Class B                 1,988,564           7,000               0         1,995,564           144,179,499
Republic Services                                 3,835,000       1,502,000               0         5,337,000            93,063,938
UCAR International**                              2,176,200               0       2,176,200                 0                     0
Wellpoint Health Networks**                       3,674,996          25,000         404,000         3,295,996           259,971,685

 *AFFILIATED ISSUERS, AS DEFINED IN THE 1940 ACT, INCLUDE ISSUERS IN WHICH THE
  PORTFOLIO HELD 5% OR MORE OF THE OUTSTANDING VOTING SECURITIES.

**AT FEBRUARY 28, 1999, THE ISSUERS OF THESE SECURITIES WERE NO LONGER
  AFFILIATED WITH THE PORTFOLIO.

NOTE F -- UNAUDITED FINANCIAL INFORMATION:
   The financial information included in this interim report is taken from the records of each Portfolio without audit by independent accountants/auditors. Annual reports contain audited financial statements.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Focus Portfolio

                                            Six Months
                                              Ended
                                           February 28,
                                               1999                              Year Ended August 31,
                                           (UNAUDITED)         1998          1997          1996         1995        1994
                                          --------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                            .51%(2)           .51%          .53%          .54%         --          --
                                          --------------------------------------------------------------------------------
    Net Expenses                                 .51%(2)           .51%          .53%          .54%        .57%        .58%
                                          --------------------------------------------------------------------------------
    Net Investment Income                        .42%(2)           .59%          .54%         1.04%       1.05%       1.16%
                                          --------------------------------------------------------------------------------
Portfolio Turnover Rate                           26%               64%           63%           39%         36%         52%
                                          --------------------------------------------------------------------------------
Net Assets, End of Period (in millions)     $1,638.5          $1,317.5      $1,573.4      $1,122.4      $969.2      $645.0
                                          --------------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Genesis Portfolio

                                            Six Months
                                              Ended
                                           February 28,
                                               1999                             Year Ended August 31,
                                           (UNAUDITED)         1998          1997         1996        1995        1994
                                          ------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                            .74%(2)           .72%          .77%        .85%         --          --
                                          ------------------------------------------------------------------------------
    Net Expenses                                 .74%(2)           .72%(3)       .77%(3)     .85%(3)     .94%(3)     .98%
                                          ------------------------------------------------------------------------------
    Net Investment Income                       1.32%(2)          1.13%          .32%        .27%        .25%        .18%
                                          ------------------------------------------------------------------------------
Portfolio Turnover Rate                           13%               18%           18%         21%         37%         63%
                                          ------------------------------------------------------------------------------
Net Assets, End of Period (in millions)     $1,682.3          $1,812.4      $1,083.7      $259.9      $142.2      $138.6
                                          ------------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

3) Had the investment manager not waived a portion of the management fee, the annualized ratios of net expenses to average daily net assets would have been:

                                    YEAR ENDED AUGUST 31,
                            1998       1997       1996       1995
--------------------------------------------------------------------
Net Expenses                .74%       .87%       .95%       .97%
                          ------------------------------------------

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Guardian Portfolio

                        Six
                      Months
                       Ended
                     February
                        28,
                       1999                              Year Ended August 31,
                     (UNAUDITED)     1998          1997          1996          1995          1994
                     -------------------------------------------------------------------------------
  RATIOS TO
   AVERAGE NET
   ASSETS:
      Gross
     Expenses(1)          .46%(2)        .46%          .46%          .46%           --            --
                     -------------------------------------------------------------------------------
      Net
       Expenses           .46%(2)        .46%          .46%          .46%          .48%          .50%
                     -------------------------------------------------------------------------------
      Net
      Investment
       Income            1.07%(2)        .92%          .89%         1.72%         1.72%         1.66%
                     -------------------------------------------------------------------------------
  Portfolio
   Turnover Rate           41%            60%           50%           37%           26%           24%
                     -------------------------------------------------------------------------------
  Net Assets,
   End of Period
   (in millions)     $5,497.5       $5,787.8      $8,758.2      $6,232.5      $4,613.2      $2,480.3
                     -------------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

   2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          International Portfolio

                                                                                                             Period from
                                            Six Months                                                         June 15,
                                              Ended                                                            1994(1)
                                           February 28,                                                       to August
                                               1999                     Year Ended August 31,                    31,
                                           (UNAUDITED)        1998        1997        1996        1995           1994
                                          -------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                           1.12%(3)        1.18%       1.21%       1.37%         --              --
                                          -------------------------------------------------------------------------------
    Net Expenses                                1.12%(3)        1.18%       1.21%       1.37%(4)     .70%(4)         .70%(3)(4)
                                          -------------------------------------------------------------------------------
    Net Investment Income (Loss)                (.25%)(3)        .29%        .47%        .58%       1.74%           1.63%(3)
                                          -------------------------------------------------------------------------------
Portfolio Turnover Rate                           36%             46%         37%         45%         41%              5%
                                          -------------------------------------------------------------------------------
Net Assets, End of Period (in millions)       $122.4          $127.8      $115.3       $57.0       $26.4            $6.1
                                          -------------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

4) After reimbursement of expenses by the investment adviser. Had the investment adviser not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

                                                  PERIOD FROM
                                  YEAR ENDED     JUNE 15, 1994
                                  AUGUST 31,     TO AUGUST 31,
                                1996     1995        1994
--------------------------------------------------------------
Net Expenses                    1.49%    2.24%       2.50%

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Manhattan Portfolio

                                            Six Months
                                              Ended
                                           February 28,
                                               1999                           Year Ended August 31,
                                           (UNAUDITED)        1998        1997        1996        1995        1994
                                          --------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                            .58%(2)         .57%        .59%        .58%         --          --
                                          --------------------------------------------------------------------------
    Net Expenses                                 .58%(2)         .57%        .59%        .58%        .59%        .59%
                                          --------------------------------------------------------------------------
    Net Investment Income (Loss)                (.07%)(2)       (.05%)       .20%        .13%        .42%        .53%
                                          --------------------------------------------------------------------------
Portfolio Turnover Rate                           49%             90%         89%         53%         44%         50%
                                          --------------------------------------------------------------------------
Net Assets, End of Period (in millions)       $627.0          $523.4      $621.7      $567.4      $645.4      $521.7
                                          --------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Millennium Portfolio

                                              Period from
                                          October 20, 1998(1)
                                            to February 28,
                                                 1999
                                              (UNAUDITED)
                                          -------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)(3)                          1.52%
                                          -------------------
    Net Expenses(3)                               1.50%
                                          -------------------
    Net Investment Loss(3)                        (.95%)
                                          -------------------
Portfolio Turnover Rate                             82%
                                          -------------------
Net Assets, End of Period (in millions)          $27.0
                                          -------------------

1) The date investment operations commenced.

2) The Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Partners Portfolio

                                            Six Months
                                              Ended
                                           February 28,
                                               1999                                Year Ended August 31,
                                           (UNAUDITED)         1998          1997          1996          1995          1994
                                          ------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(1)                            .47%(2)           .47%          .48%          .51%           --            --
                                          ------------------------------------------------------------------------------------
    Net Expenses                                 .47%(2)           .47%          .48%          .51%          .53%          .54%
                                          ------------------------------------------------------------------------------------
    Net Investment Income                       1.64%(2)          1.11%         1.05%         1.26%         1.13%          .75%
                                          ------------------------------------------------------------------------------------
Portfolio Turnover Rate                           85%              109%           77%           96%           98%           75%
                                          ------------------------------------------------------------------------------------
Net Assets, End of Period (in millions)     $3,959.8          $3,581.3      $3,575.6      $1,999.6      $1,623.5      $1,340.3
                                          ------------------------------------------------------------------------------------

1) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

2) Annualized.

FINANCIAL HIGHLIGHTS
Neuberger Berman
--------------------------------------------------------------------------------
          Socially Responsive Portfolio

                                                                                                            Period from
                                            Six Months                                                       March 14,
                                              Ended                                                           1994 (1)
                                           February 28,                                                      to August
                                               1999                    Year Ended August 31,                    31,
                                           (UNAUDITED)        1998        1997        1996        1995          1994
                                          ------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Gross Expenses(2)                            .60%(3)         .60%        .63%        .65%        --              --
                                          ------------------------------------------------------------------------------
    Net Expenses                                 .60%(3)         .60%        .63%        .65%       .68%            .69%(3)
                                          ------------------------------------------------------------------------------
    Net Investment Income                        .84%(3)         .92%       1.08%       1.02%      1.18%           1.33%(3)
                                          ------------------------------------------------------------------------------
Portfolio Turnover Rate                           29%             47%         51%         53%        58%             14%
                                          ------------------------------------------------------------------------------
Net Assets, End of Period (in millions)       $355.3          $282.9      $256.3      $158.5      $96.7           $70.7
                                          ------------------------------------------------------------------------------

1) The date investment operations commenced.

2) For fiscal periods ending after September 1, 1995, the Portfolio is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

3) Annualized.

                 (This page has been left blank intentionally.)

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR
AND DISTRIBUTOR
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

SUB-ADVISER
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

-C- 1999 Neuberger Berman Management Inc.

OFFICERS AND TRUSTEES

EQUITY MANAGERS TRUST/
NEUBERGER BERMAN EQUITY FUNDS
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT AND TRUSTEE
Faith Colish
 TRUSTEE
Howard A. Mileaf
 TRUSTEE
Edward I. O'Brien
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Cornelius T. Ryan
 TRUSTEE
Gustave H. Shubert
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

GLOBAL MANAGERS TRUST
Stanley Egener
 CHAIRMAN OF THE BOARD AND TRUSTEE
Lawrence Zicklin
 PRESIDENT
Howard A. Mileaf
 TRUSTEE
John T. Patterson, Jr.
 TRUSTEE
John P. Rosenthal
 TRUSTEE
Daniel J. Sullivan
 VICE PRESIDENT
Michael J. Weiner
 VICE PRESIDENT
Richard Russell
 TREASURER
Claudia A. Brandon
 SECRETARY
Barbara DiGiorgio
 ASSISTANT TREASURER
Jacqueline Henning
 ASSISTANT TREASURER
Celeste Wischerth
 ASSISTANT TREASURER
Stacy Cooper-Shugrue
 ASSISTANT SECRETARY
Lenore Joan McCabe
 ASSISTANT SECRETARY
C. Carl Randolph
 ASSISTANT SECRETARY

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.


NEUBERGER BERMAN

NEUBERGER BERMAN MANAGEMENT INC.
605 Third Avenue 2nd Floor
New York, NY 10158-0180

SHAREHOLDER SERVICES
800.877.9700

INSTITUTIONAL SERVICES
800.366.6264

www.nbfunds.com



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